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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Stemline Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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STEMLINE THERAPEUTICS, INC.
750 Lexington Avenue, Eleventh Floor
New York, New York 10022

Dear Stockholder:

        You are cordially invited to our 2015 Annual Meeting of Stockholders, to be held at 10:00 a.m. EDT, on Tuesday, June 23, 2015, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue (between 39th and 40th streets), New York, New York 10016. At the meeting, the stockholders will be asked to (i) elect two Class III directors and one Class I director until their respective successors are elected and qualified, (ii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015 and (iii) approve the Stemline Therapeutics, Inc. Employee Share Purchase Plan.

        In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended December 31, 2014 on the internet. You may have already received our "Important Notice Regarding the Availability of Proxy Materials," which was mailed on or about April 30, 2015. That notice described how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.

        It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

        If you have any questions about the proxy statement or the accompanying 2014 Annual Report, please contact Kenneth Hoberman, our Corporate Secretary, at (646) 502-2311.

        We look forward to seeing you at the 2015 Annual Meeting.

Sincerely,

Ivan Bergstein, M.D. Chairman, President, and Chief Executive Officer

April 30, 2015
New York, New York

STEMLINE THERAPEUTICS, INC.
750 Lexington Avenue, Eleventh Floor
New York, New York 10022

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

        The 2015 Annual Meeting of Stockholders of Stemline Therapeutics, Inc. will be held at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue (between 39th and 40th streets), New York, New York 10016, on Tuesday, June 23, 2015, at 10:00 a.m., EDT. At the meeting, stockholders will consider and act on the following items:

  1.
  The election of two Class III directors and one Class I director until their respective successors are elected and qualified;

  2.
  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015;

  3.
  The approval of the Stemline Therapeutics, Inc. Employee Share Purchase Plan; and

  3.
  The transaction of any other business that may properly come before the 2015 Annual Meeting or any adjournment of the 2015 Annual Meeting.

        Only those stockholders of record as of the close of business on April 27, 2015, are entitled to vote at the 2015 Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the 2015 Annual Meeting will be available for your inspection beginning June 8, 2015, at our offices located at 750 Lexington Avenue, Eleventh Floor, New York, New York 10022, between the hours of 10:00 a.m. and 5:00 p.m., EDT, each business day.

YOUR VOTE IS IMPORTANT!

        Instructions on how to vote your shares via the internet are contained on the "Important Notice Regarding the Availability of Proxy Materials," which was mailed on or about April 30, 2015. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended December 31, 2014 are listed on the "Important Notice Regarding the Availability of Proxy Materials." These materials can also be viewed online by following the instructions listed on the "Important Notice Regarding the Availability of Proxy Materials."

        If you received a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the enclosed proxy card.

        Submitting your proxy does not affect your right to vote in person if you decide to attend the 2015 Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the 2015 Annual Meeting. You may revoke your proxy at any time before it is exercised at the 2015 Annual Meeting by (i) delivering written notice to our Corporate Secretary, Kenneth Hoberman, at our office located at 750 Lexington Avenue, Eleventh Floor, New York, NY 10022, (ii) submitting a later dated proxy card, (iii) voting again via the internet as described in the "Important Notice Regarding the Availability of Proxy Materials," or (iv) attending the 2015 Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the 2015 Annual Meeting.

        When you submit your proxy, you authorize Ivan Bergstein and Kenneth Hoberman to vote your shares at the 2015 Annual Meeting and on any adjournments of the 2015 Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,

Kenneth Hoberman Corporate Secretary

April 30, 2015
New York, New York

STEMLINE THERAPEUTICS, INC.
750 Lexington Avenue
Eleventh Floor
New York, New York 10022
Phone: (646) 502-2311
Fax: (646) 389-0968

PROXY STATEMENT

        This proxy statement and the accompanying proxy card are being made available via internet access, beginning on or about April 30, 2015, to the owners of shares of common stock of Stemline Therapeutics, Inc. (the "Company," "our," "we," or "Stemline") as of April 27, 2015, in connection with the solicitation of proxies by our Board of Directors for our 2015 Annual Meeting of Stockholders (the "Annual Meeting"). On or about April 30, 2015, we sent an "Important Notice Regarding the Availability of Proxy Materials" to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended December 31, 2014. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.

        The Annual Meeting will take place at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue (between 39th and 40th streets), New York, New York 10016 on Tuesday, June 23, 2015, at 10:00 a.m., EDT. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

i

ADDITIONAL INFORMATION	42
Householding of Annual Meeting Materials	42
Stockholder Proposals for Our 2016 Annual Meeting	42
Other Matters	42
Solicitation of Proxies	42
Incorporation of Information by Reference	43
Appendix A: Proposed Employee Share Purchase Plan	A-1

ii

QUESTIONS AND ANSWERS

Q.
Why did I receive an "Important Notice Regarding the Availability of Proxy Materials"?

A.
In accordance with Securities and Exchange Commission ("SEC") rules, instead of mailing a printed copy of our proxy materials, we may send an "Important Notice Regarding the Availability of Proxy Materials" to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the internet and submit your vote via the internet.

  Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 23, 2015. The proxy statement is available at www.edocumentview.com/STML.

Q.
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of 2015 Annual Meeting of Stockholders accompanying this proxy statement, including (i) the election of two Class III directors and one Class I director until their respective successors are elected and qualified, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015, (iii) the approval of the Stemline Therapeutics, Inc. Employee Share Purchase Plan and (iv) the transaction of any other business that may properly come before the 2015 Annual Meeting or any adjournment thereof.

Q.
Who is entitled to vote at our Annual Meeting?

A.
The record holders of our common stock at the close of business on the record date, April 27, 2015, may vote at the Annual Meeting. Each share of our common stock is entitled to one vote. There were 17,906,662 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning Monday, June 8, 2015, at our offices located at 750 Lexington Avenue, Eleventh Floor, New York, New York 10022, between the hours of 10:00 a.m. and 5:00 p.m., EDT, each business day.

Q.
How do I vote?

A.
You may vote in person at the Annual Meeting, by use of a proxy card if you receive a printed copy of our proxy materials, via internet as directed in our "Important Notice Regarding the Availability of Proxy Materials," or by telephone as indicated in the proxy card.

Q.
What is a proxy?

A.
A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Ivan Bergstein, M.D., our Chairman, President and Chief Executive Officer, and Kenneth Hoberman, our Chief Operating Officer and Corporate Secretary, as your proxies. Dr. Bergstein and/or Mr. Hoberman may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.
How will my shares be voted if I vote by proxy?

A.
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) "FOR" the individuals nominated to serve as members of our Board of Directors,

  (ii) "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015 and (iii) "FOR" the approval of the Stemline Therapeutics, Inc. Employee Share Purchase Plan. Presently, our Board of Directors does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.
How do I revoke my proxy?

A.
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•
delivering written notice to our Corporate Secretary, Kenneth Hoberman, at 750 Lexington Avenue, Eleventh Floor, New York, NY 10022;

•
submitting a later dated proxy card or voting again via the internet as described in the "Important Notice Regarding the Availability of Proxy Materials"; or

•
attending the 2015 Annual Meeting and voting in person.

Q.
Is my vote confidential?

A.
Yes. All votes remain confidential, unless you provide otherwise.

Q.
How are votes counted?

A.
Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

  Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes "for" or "against" any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares are held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes "for" or "against" that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

Q.
What constitutes a quorum at the Annual Meeting?

A.
In accordance with Delaware law (the law under which we are incorporated) and our Amended and Restated Bylaws or Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the shares of our common stock outstanding on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

  If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q.
What vote is required to elect each of our director-nominees?

A.
The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the director nominees. "Plurality" means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.
What vote is required to ratify Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.
What vote is required to approve the Stemline Therapeutics, Inc. Employee Share Purchase Plan?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Stemline Therapeutics, Inc. Employee Share Purchase Plan. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.
What percentage of our outstanding common stock do our directors and executive officers own?

A.
As of April 27, 2015, our directors and executive officers owned, or have the right to acquire, approximately 17.2% of our outstanding common stock. See the discussion under the heading "Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners" on page 35 for more details.

Q.
Who was our independent public accountant for the year ended December 31, 2014? Will they be represented at the Annual Meeting?

A.
Ernst & Young LLP is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2014. We expect a representative of Ernst & Young LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q.
How can I obtain a copy of our annual report on Form 10-K?

A.
We have filed our annual report on Form 10-K for the year ended December 31, 2014, with the SEC. The annual report on Form 10-K is also included in the 2014 Annual Report to stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements and exhibits, by writing to our Corporate Secretary, Kenneth Hoberman. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

CORPORATE GOVERNANCE

Our Board of Directors

        Our Bylaws provide that the Board of Directors will consist of one or more members, as determined from time to time by resolution of the Board of Directors. Currently, our Board of Directors consists of six members listed in the chart below. The terms of three of our directors, Ivan Bergstein, M.D., J. Kevin Buchi, and Alan Forman are set to expire at our 2015 Annual Meeting. Our Board of Directors has determined to nominate Dr. Bergstein, Mr. Buchi, and Mr. Forman for re-election to our Board of Directors.

Name	Age	Position	Director Since	Class
Ivan Bergstein, M.D.	49	President, Chief Executive Officer, and Chairman	2003	III
Ron Bentsur	49	Director	2009	II
J. Kevin Buchi	59	Director	2012	I
Eric L. Dobmeier	46	Director	2012	II
Alan Forman	49	Director	2015	III
Kenneth Zuerblis	56	Director	2012	I

        The Board of Directors is divided into three classes, designated Class I (term expiring 2016), Class II (term expiring 2017) and Class III (new term expiring 2018). Generally each director will serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that the term of each director will continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal. In order to balance the classes, the Board of Directors has determined to designate Mr. Buchi as a member of Class I following his election such that he will serve a one year term.

        The Board of Directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, as the Board of Directors believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board of Directors. The Board of Directors has determined that having Dr. Bergstein serve as both Chief Executive Officer and Chairman is in the best interest of the Company's stockholders at this time.

        Stemline has a risk management program overseen by Dr. Bergstein, our President and Chief Executive Officer, Mr. Hoberman, our Chief Operating Officer, and David Gionco, our Chief Accounting Officer. Dr. Bergstein, Mr. Hoberman and Mr. Gionco identify material risks and prioritize them for our Board of Directors. Our Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each.

        The corporate governance standards adopted by the Nasdaq Stock Market, or Nasdaq, require that a majority of the members of our Board of Directors be "independent" as Nasdaq defines that term. Additionally, the Nasdaq rules require our Board of Directors to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board of Directors undertook its annual review of director independence on March 13, 2015. During the review, our Board of Directors considered relationships and transactions during 2014 and during the past three fiscal years between each director or any member of his immediate family, on the one hand, and our company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board of Directors determined that Mr. Bentsur, Mr. Buchi, Mr. Forman, Mr. Dobmeier, and Mr. Zuerblis are independent under the criteria established by Nasdaq and by our Board of Directors.

        The following biographies set forth the names of each of our directors (including our director-nominees, Dr. Bergstein, Mr. Buchi and Mr. Forman) and the following additional information: their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, or the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director's qualifications to serve on the Board of Directors. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.

  Director-Nominees

        Ivan Bergstein, M.D., 49, Chairman, Chief Executive Officer and President. Dr. Bergstein is Chief Executive Officer and Founder of Stemline Therapeutics. He led Stemline through multiple private financings and ultimately its successful IPO and subsequent follow-on offerings, raising over $165 million as a public company. Dr. Bergstein's early and broad intellectual property founded and positioned Stemline with deep domain expertise in the rapidly emerging cancer stem cell (CSC) field of oncology. He then went on to manage the company's evolution from an early-stage research and development company to its present form with late stage clinical candidates. Prior to founding Stemline, Dr. Bergstein was Medical Director of Access Oncology, Inc., a clinical stage oncology-focused biotechnology company where he was a key member of a small team responsible for the acquisition and development of the company's clinical stage assets and ultimately the sale of the company to Keryx Biopharmaceuticals (Nasdaq: KERX). Previously, he was a senior biopharmaceuticals analyst at a Wall Street-based firm that advised funds on investment opportunities in public companies with late clinical stage assets. He received a BA in mathematics from the University of Pennsylvania and was elected to the Pi Mu Epsilon National Mathematics Honor Society, an MD from the Mount Sinai School of Medicine where he was elected to the Alpha Omega Alpha Honor Medical Society, received the Merck Award for Clinical Excellence, and subsequently completed an internship in general surgery. He then became the Jerome A. Urban Post-Doctoral Research Fellow at the Cornell University Medical College where he studied and published work relating to Wnt genes in human breast cancer. He then went on to complete an internal medicine residency and hematology-oncology fellowship at the New York Presbyterian Hospital—Weill Medical College of Cornell University where he studied and published work on gene therapy manipulations of the sonic hedgehog pathway. He currently holds a voluntary faculty position at the New York Presbyterian Hospital—Weill Medical College of Cornell University.

        J. Kevin Buchi, 59, has served as a member of our Board of Directors since March 2012. He currently serves as President and Chief Executive Officer of TetraLogic Pharmaceuticals. Mr. Buchi served as Chief Executive Officer of Cephalon, Inc. from December 2010 through its $6.8 billion acquisition by Teva Pharmaceutical Industries in October 2011. Mr. Buchi served as Corporate Vice President, Global Branded Products for Teva from October 2011 until May 2012. Mr. Buchi joined Cephalon, Inc. in March 1991 and held several positions with the company before becoming its Chief Executive Officer. From January 2010 through December 2010, Mr. Buchi was Chief Operating Officer. In this role, he managed the company's global sales and marketing functions, as well as product manufacturing, business development and investor relations. From February 2006 through January 2010, Mr. Buchi served as Chief Financial Officer. At various times in his career at Cephalon, Inc., Mr. Buchi had oversight of corporate finance, accounting, information systems, facilities, human resources and administration. Mr. Buchi graduated from Cornell University with a B.A. in chemistry and from the J.L. Kellogg Graduate School of Management at Northwestern University with a Masters in Management degree. He is a certified public accountant. Mr. Buchi currently serves on the boards of directors of Alexza Pharmaceuticals, Inc., Benitec Biopharma Ltd. (Australia), Epirus Biopharmaceuticals, Inc., Forward Pharma A/S (Denmark) and TetraLogic Pharmaceuticals Corporation. We believe Mr. Buchi is qualified to serve on our Board of Directors due to his executive leadership and management experience, knowledge of the industry, financial expertise and experience serving as a member of the board of directors of public biopharmaceutical companies.

        Alan Forman, 49, has served as a member of our Board of Directors since April 2015. Mr. Forman is a Director of Investments at the Yale University Investments Office, the team charged with managing the University's $25 billion dollar endowment fund. Mr. Forman has been a leader at the Investment Office for more than two decades during which time the office has become one of the top performing institutions in the world. While at the institution, he has executed billions of dollars of transactions across numerous investment cycles and industries. Mr. Forman served on the board of directors of Acadia Realty Trust, a public company, where he served as Chairman of Acadia's Compensation Committee and was a member of the Nominating and Corporate Governance Committees. He worked closely with the CEO and other board members on a wide range of strategic issues with particular emphasis on corporate strategy, company structure, M&A and fund raising, and was instrumental in the company's success. Mr. Forman was also on the board of directors of Kimpton Group Holdings, which was ultimately sold to Intercontinental Hotels Group. He served on the Compensation and Nominating and Governance Committees. After having sourced and structured the original investment, he then joined the board, served as a close advisor to the CEO and CFO, and was a key member of the team that orchestrated the company's successful acquisition. Mr. Forman received his B.A. degree from Dartmouth College and an M.B.A. degree from Stern School of Business at New York University. He is also a Chartered Financial Analyst (CFA). We believe Mr. Forman is qualified to serve on our Board of Directors due to his extensive financial and management experience for both public and private entities and his experience serving as member of the board of directors of other companies.

  Other Board Members

        Ron Bentsur, 49, has served as a member of our Board of Directors since 2009. Mr. Bentsur has served as Chief Executive Officer of Keryx Biopharmaceuticals, Inc. and as a member of its board of directors since 2009. Prior to joining Keryx Biopharmaceuticals, Inc., Mr. Bentsur served as Chief Executive Officer of XTL Biopharmaceuticals, Inc. from 2006 to 2009. From 2000 to 2006, Mr. Bentsur was employed by Keryx Biopharmaceuticals, Inc., where he served as Vice President Finance and Chief Financial Officer from 2003 until 2006. From 1998 to 2000, Mr. Bentsur served as Director of Technology Investment Banking at Leumi Underwriters, where he was responsible for all technology and biotechnology private placement and advisory transactions. From 1994 to 1998, Mr. Bentsur was a New York City-based investment banker, primarily at ING Barings Furman Selz. Mr. Bentsur holds a B.A. in Economics and Business Administration with distinction from the Hebrew University of Jerusalem, Israel and an M.B.A., magna cum laude, from New York University's Stern Graduate School of Business. We believe that Mr. Bentsur is qualified to serve on our Board of Directors due to his leadership and management experience, his service as an executive of a public biopharmaceutical company and his knowledge of our business and industry.

        Eric L. Dobmeier, 46, has served as a member of our Board of Directors since April 2012. Mr. Dobmeier is currently the Chief Operating Officer of Seattle Genetics, Inc. In this role, he is responsible for Seattle Genetics' business development, manufacturing, corporate communications, program management and alliance management functions. Mr. Dobmeier joined Seattle Genetics in March 2002 and has served in positions of increasing responsibility since then, most recently as Chief Business Officer from May 2007 to June 2011. Prior to joining Seattle Genetics, Mr. Dobmeier was with the law firms of Venture Law Group and Heller Ehrman LLP where he represented technology companies in connection with public and private financings, mergers and acquisitions and corporate partnering transactions. Mr. Dobmeier also serves as a director of Atara Biotherapeutics, Inc., a publicly traded biotechnology company. Mr. Dobmeier received a J.D. from the University of California, Berkeley School of Law and an A.B. in History from Princeton University. We believe that Mr. Dobmeier is qualified to serve on our Board of Directors due to his legal, business development and operating background and years of senior management experience at a public biotechnology company.

        Kenneth Zuerblis, 56, has served as a member of our Board of Directors since March 2012. Prior to joining Stemline, Mr. Zuerblis served as Executive Vice President and Chief Financial Officer of Savient Pharmaceuticals, Inc. from September 2011 until May 2012. Prior to joining Savient, Mr. Zuerblis served as Chief Financial Officer and Senior Vice President at ImClone Systems from 2008 through 2009. In that role, he was responsible for the strategic planning and leadership of finance and related operations and helped lead all aspects of the sale of the company to Eli Lilly and Company. From 1994 through 2005, Mr. Zuerblis served as Chief Financial Officer of Enzon Pharmaceuticals Inc., and held the position of Corporate Controller from 1991 through 1994. Enzon developed the first three FDA approved products using PEGylation technology. Most notably during Mr. Zuerblis' 14 year tenure, Enzon transformed from an early stage biotechnology company into a fully integrated biopharmaceutical company with five marketed products. He began his career at KPMG, LLP in 1982 where he held management positions of increasing responsibility over a ten-year period. Mr. Zuerblis previously served on the board of directors of Immunomedics, Inc. and XTL Biopharmaceuticals, Inc. Mr. Zuerblis currently serves on the board of directors of Resverlogix Corp., which is publically traded on the Toronto Stock Exchange, and Zenith Epigenetics Inc., a private biotechnology company based in Calgary, Canada. Mr. Zuerblis brings nearly 30 years of proven leadership and expertise in building fully integrated biopharmaceutical organizations and has an established track record of managing complex commercial and research organizations, raising capital, overseeing multifaceted merger and acquisition transactions, and directing all investor and shareholder relations. Mr. Zuerblis earned his B.S. in Accounting from Seton Hall University and is a certified public accountant in the State of New Jersey. We believe Mr. Zuerblis is qualified to serve on our Board of Directors due to his extensive accounting and financial experience and years of executive leadership in the biopharmaceutical industry.

        During 2014, our Board of Directors held four (4) meetings and took two (2) actions by unanimous written consent. During 2014, each incumbent director standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year's Annual Meeting.

Communicating with the Board of Directors

        Our Board of Directors has established a process by which stockholders can send communications to the Board of Directors. You may communicate with the Board of Directors as a group, or to specific directors, by writing to Kenneth Hoberman, our Corporate Secretary, at 750 Lexington Avenue, Eleventh Floor, New York, NY 10022. The Corporate Secretary will review all such correspondence and regularly forward to the Board of Directors a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at audit@stemline.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.

Audit Committee

        The Audit Committee currently consists of Ron Bentsur, J. Kevin Buchi and Kenneth Zuerblis. Mr. Zuerblis chairs the Audit Committee.

        The Audit Committee held four (4) meetings and took two (2) actions by unanimous written consent during the fiscal year ended December 31, 2014. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which was recently reviewed by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the charter at this time. A copy of the Charter of the Audit Committee is available on our website, located at www.stemline.com. Among other things, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm.

        The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.

        Additionally, the SEC requires that at least one member of the Audit Committee have a "heightened" level of financial and accounting sophistication. Such a person is known as the "audit committee financial expert" under the SEC's rules. Our Board of Directors has determined that Mr. Zuerblis is an "audit committee financial expert," as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Zuerblis' biography on page 7 for a description of his relevant experience.

        The report of the Audit Committee can be found on page 12 of this proxy statement.

Compensation Committee

        The Compensation Committee currently consists of Ron Bentsur, J. Kevin Buchi and Eric L. Dobmeier. Mr. Dobmeier chairs the Compensation Committee.

        The Compensation Committee held one (1) meeting and took two (2) actions by unanimous written consent during the fiscal year ended December 31, 2014. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.stemline.com. As discussed in its Charter, among other things, the duties and responsibilities of the Compensation Committee include evaluating the performance of our executive officers, determining the overall compensation of our executive officers and administering all executive compensation programs, including, but not limited to, our incentive and equity-based plans. The Compensation Committee evaluates the performance of our executive officers on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company's compensation philosophy. Our Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself. The Compensation Committee may delegate its authority to grant awards to certain employees, and within specified parameters under the Company's 2012 Equity Incentive Plan, to a special committee consisting of one or more directors who may but need not be officers of the Company. The Compensation Committee has delegated authority to Dr. Bergstein to make certain grants to non-executive employees.

        Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.

        The report of the Compensation Committee can be found on page 21 of this proxy statement.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee, or the Nominating Committee, currently consists of J. Kevin Buchi, Eric L. Dobmeier and Kenneth Zuerblis. Mr. Buchi chairs the Nominating Committee. The Nominating Committee held one meeting during the fiscal year ended December 31, 2014. The duties and responsibilities of the Nominating Committee are set forth in the Nominating and Corporate Governance Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.stemline.com. Among other things, the duties and responsibilities of the Nominating Committee include identifying individuals qualified to become Board members, evaluating the overall effectiveness of the Board, developing, mentoring and evaluating applicable corporate governance practices of the Company, and performing such other duties as enumerated in and consistent with the Charter.

        Our Nominating Committee will also consider candidates recommended by stockholders for nomination to our Board of Directors. A stockholder who wishes to recommend a candidate for nomination to our Board of Directors must submit such recommendation to our Corporate Secretary, Kenneth Hoberman, at 750 Lexington Avenue, Eleventh Floor, New York, New York 10022. Any recommendation must be received not less than 90 calendar days nor more than 120 calendar days before the anniversary date of the previous year's annual meeting. All stockholder recommendations of candidates for nomination for election to our Board of Directors must be in writing and must set forth the following: (i) the candidate's name, age, business address, and other contact information, (ii) the number of shares of Stemline common stock beneficially owned by the candidate, (iii) a complete description of the candidate's qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation and the number of shares owned by the recommending shareholders.

        We believe that our Board of Directors as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our Nominating Committee evaluates all candidates to our Board of Directors by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board of Directors, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board of Directors also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director's service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board of Directors. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

        Nasdaq has established rules and regulations regarding the composition of nominating committees and the qualifications of nominating committee members. Our Board of Directors has examined the composition of our Nominating Committee and the qualifications of our Nominating Committee members in light of the current rules and regulations governing nominating committees. Based upon this examination, our Board of Directors has determined that each member of our Nominating Committee is independent and is otherwise qualified to be a member of our Nominating Committee in accordance with such rules.

        We do not have a formal policy in place with regard to the consideration of diversity in considering candidates for our Board of Directors, but the Board of Directors strives to nominate candidates with a variety of complementary skills so that, as a group, the Board of Directors will possess the appropriate talent, skills and expertise to oversee our business.

Code of Business Conduct and Ethics

        We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the Corporate Governance section of our website at www.stemline.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

        Ernst & Young LLP, the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2014 and December 31, 2013, has served as our independent registered public accounting firm since 2011. We expect a representative of Ernst & Young LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

        Our Board of Directors has asked the stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. See Proposal Two: Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm on page 38 of this proxy statement. The Audit Committee has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining Ernst & Young LLP's independence. All proposed engagements of Ernst & Young LLP, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.

Registered Public Accounting Firm Fees and Other Matters

        The following table summarizes the fees of Ernst & Young LLP, our current registered public accounting firm, for 2014 and 2013:

	2014	2013
	Ernst & Young LLP	Ernst & Young LLP
Audit Fees(1)	$390,461	$375,996
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total Fees	$390,461	$375,996

(1)
Audit Fees. For the fiscal years ended December 31, 2014 and December 31, 2013, Ernst & Young LLP billed us an aggregate of approximately $390,461 and $375,996, respectively, in fees for the professional services rendered in connection with the audits of our annual financial statements for those two fiscal years and our registration statement filings.

(2)
Audit-Related Fees. For the fiscal years ended December 31, 2014 and December 31, 2013, Ernst & Young LLP billed us an aggregate of approximately $0 in fees for the professional services rendered in connection with audit-related services reasonably related to the performance of the audits and reviews for those two fiscal years.

(3)
Tax Fees. During the fiscal years ended December 31, 2014 and December 31, 2013, we were not billed by Ernst & Young LLP, for any tax related fees.

(4)
All Other Fees. During the fiscal years ended December 31, 2014 and December 31, 2013, we were not billed by Ernst & Young LLP for any fees for services, other than those described above, rendered to us for those two fiscal years.

Pre-Approval of Services

        Our Audit Committee sets forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:

  •
  Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

  •
  Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

        Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

        All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services that we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

        In monitoring the preparation of our financial statements, the Audit Committee met with both management and Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2014, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee's review included a discussion of the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, (Codification of Statements on Auditing Standards, AU Section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, or SAS 61. SAS 61 requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

  •
  Methods used to account for significant or unusual transactions;

  •
  The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusion regarding the reasonableness of any such estimates; and

  •
  Any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures necessary in the financial statements.

        The Audit Committee has discussed the independence of Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2014, including the written disclosures made by Ernst & Young LLP to the Audit Committee, as required PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence." PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm's professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

        Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

        On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that it approve the inclusion of our audited financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

        The Audit Committee reviewed its written Charter previously adopted by our Board of Directors. Following this review, the Audit Committee determined that no changes needed to be made with respect to the Audit Committee Charter at this time.

By the Audit Committee of the Board of Directors
Kenneth Zuerblis, Chairperson Ron Bentsur J. Kevin Buchi
Dated April 30, 2015
New York, New York

 OUR EXECUTIVE OFFICERS

        Our current executive officers are as follows:

Name	Age	Position
Ivan Bergstein, M.D.	49	President, Chief Executive Officer, and Chairman of the Board of Directors
Eric K. Rowinsky, M.D.	58	Executive Vice President, Chief Medical Officer and Head of Research and Development
Kenneth Hoberman	50	Chief Operating Officer
David G. Gionco	54	Vice President of Finance and Chief Accounting Officer

        No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biography of Ivan Bergstein, M.D. is presented in connection with "Corporate Governance" beginning on page 5 of this proxy statement.

        Eric K. Rowinsky, M.D., 58, has served as our Executive Vice President, Chief Medical Officer and Head of Research and Development since 2011. Dr. Rowinsky was previously the Chief Medical Officer for ImClone Systems, Inc. Dr. Rowinsky has more than 25 years of experience managing clinical trials and developing drugs in oncology, including leading the Food and Drug Administration, or FDA, approval of Erbitux® for head and neck and colorectal cancers and advancing eight other biological therapeutics through clinical development while at ImClone. He has also played integral roles in the development and registration of a wide range of cancer therapeutics, including paclitaxel, docetaxel, irinotecan, topotecan, erlotinib, gefitinib, panitumumab, lapatinib, and temsirolimus, among others. Dr. Rowinsky currently serves on the Board of Directors of Biogen Inc., as well as several other public biopharmaceutical companies, and is an Adjunct Professor at New York University School of Medicine. He completed a medical oncology fellowship at The Johns Hopkins Hospital. Dr. Rowinsky was an Associate Professor of Oncology at Johns Hopkins and then Head of Clinical Research and Director of the Institute for Drug Development of the Cancer Therapy and Research Center in San Antonio, Texas.

        Kenneth Hoberman, 50, has served as our Chief Operating Officer since 2012. Mr. Hoberman has extensive financial, accounting, investor relations, corporate governance and business development experience including M&A, strategic alliances and partnerships both domestic and international. His operational expertise includes regulatory oversight, human resources, manufacturing and clinical development. He was previously Vice President of Corporate and Business Development of Keryx Biopharmaceuticals, Inc., where he was instrumental in the success of the company. He also helped secure multiple sources of capital including over $200 million in equity investments through public and private offerings. He also initiated and executed a $100 million strategic alliance and originated, negotiated and closed dozens of licensing and operational contracts, helping to grow the company's market capitalization to over $1 billion. He also led the team that originated, in-licensed, and developed Auryxia™ which recently gained FDA approval. He is on the Board of Directors of TG Therapeutics (Nasdaq: TGTX). He received a B.S.B.A. in Finance from Boston University and completed post-baccalaureate studies at Columbia University.

        David G. Gionco, 54, was appointed Vice President of Finance and Chief Accounting Officer of Stemline in January 2014. Mr. Gionco was previously Vice President, Chief Financial Officer and Chief Accounting Officer of Savient Pharmaceuticals, Inc. where he oversaw the finance function for the organization and was instrumental in helping to grow the company, raising over $350 million. Prior to this, Mr. Gionco held audit, corporate accounting, financial planning, finance and controller roles at companies including Merck & Co., Inc. ("Merck") and, previously, Medco Health Solutions, Inc., which was acquired by Merck during his tenure. At Merck, Mr. Gionco held various financial and accounting positions of increasing responsibility. Mr. Gionco also held senior financial positions at Progenics

Pharmaceuticals, Inc. and Odyssey Pharmaceuticals, Inc. (a subsidiary of Pliva, Inc., now Teva Pharmaceutical Industries Ltd.). Mr. Gionco previously had 7 years of financial auditing experience with a major public accounting firm. Mr. Gionco holds a B.S. in Accounting from Fairleigh Dickinson University and an MBA in Finance from Rutgers University. Mr. Gionco is a Certified Public Accountant in the State of New York.

COMPENSATION DISCUSSION AND ANALYSIS

        In the paragraphs that follow, we give an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our executive officers, and the material factors that we considered in making those decisions. Later in this proxy statement under the heading "Executive Compensation," you will find a series of tables containing specific information about the compensation earned or paid in 2014 to the following individuals, whom we refer to as our named executive officers, or NEOs:

  •
  Ivan Bergstein, M.D., our President and Chief Executive Officer;

  •
  Eric K. Rowinsky, M.D., our Executive Vice President, Chief Medical Officer and Head of Research and Development;

  •
  Kenneth Hoberman, our Chief Operating Officer; and

  •
  David Gionco, our Vice President of Finance and Chief Accounting Officer.

Compensation Philosophy and Objectives

        Our compensation programs are designed to motivate our employees to work toward achievement of our corporate mission to create long-term sustained stockholder value by discovering, acquiring, developing and commercializing proprietary therapeutics. In order to achieve our key business and strategic goals, we must be able to attract, retain and motivate quality employees in an exceptionally competitive environment. Our industry is highly scientific, regulated, scrutinized and dynamic, and as a result, we require employees that are highly educated, dedicated and experienced. The primary objectives of our executive compensation program are to:

  •
  attract, retain and motivate experienced and talented executives;

  •
  ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;

  •
  recognize the individual contributions of executives while fostering a shared commitment among executives by aligning their individual goals with our corporate goals;

  •
  promote the achievement of key strategic, development and operational performance measures by linking compensation to the achievement of measurable corporate and individual performance goals; and

  •
  align the interests of our executives with our stockholders by rewarding performance that leads to the creation of stockholder value.

Determining Executive Compensation

        In determining compensation levels of our executive officers, our Compensation Committee considers the compensation objectives noted above, our financial status, the contributions that the management team had made to our business and trends in the industry in which we compete. Our Compensation Committee also considered the applicable terms of any employment agreements in effect with any of our executive officers. Currently, we have employment agreements with Dr. Bergstein, Dr. Rowinsky and Mr. Gionco. Other than for new hires, our Compensation Committee evaluates compensation annually at the beginning of any year for service provided in the prior year.

        Our Chief Executive Officer continues to evaluate the compensation and performance of each other executive, from his own perspective and based on input from others within our Company, and makes a recommendation to our Compensation Committee with respect to the compensation packages for our executive officers, as to:

  •
  the level of contributions made to the general management and guidance of the Company;

  •
  the need for salary increases;

  •
  the amount of bonuses to be paid, including the achievement of stated corporate and individual performance goals; and

  •
  whether or not equity incentive awards should be made.

        These recommendations are reviewed by our Compensation Committee and taken into account when our Compensation Committee makes a final determination on all such matters.

        The purpose of our executive compensation program is to set and maintain compensation at levels that are appropriate based on each executive's level of experience, performance and responsibility and competitive with those of other companies in our industry and our region that compete with us for executive talent. In addition, our executive compensation program ties a substantial portion of each executive's overall compensation to key strategic, financial and operational goals. We have provided, and expect to continue to provide, a portion of our executive compensation in the form of stock-based compensation, which we believe helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the long-term success of our Company.

        When setting target compensation and determining the annual incentive payouts for the named executive officers for fiscal year 2014, our Compensation Committee considered publicly available compensation data for the following companies in the biotechnology and pharmaceutical industry: Agenus Inc., Argos Therapeutics, Inc., Celldex Therapeutics, Inc., Clovis Oncology, Inc., CytRx Corporation, Dicerna Pharamceuticals, Inc., Endocyte, Inc., Epizyme, Inc., Fate Therapeutics, Inc., Five Prime Therapeutics, Inc., Idera Pharmaceticals, Inc., Ignyta, Inc., Infinity Pharmaceuticals, Inc., Inovio Pharmaceuticals, Inc., Karyopharm Therapeutics Inc., Loxo Oncology, Inc., MacroGenics, Inc., Merrimack Pharmaceuticals, Inc., Newlink Genetics Corporation, Oncomed Pharmaceuticals, Inc., Onconova Therapeutics, Inc., Sunesis Pharmaceuticals, Inc., TG Therapeutics, Inc., Threshold Pharmaceuticals, Inc., Verastem, Inc., and Ziopharm Oncology, Inc.

Components of Our Executive Compensation Program

        Our executive compensation program consists of the following components:

Compensation Element	Purpose
Base salary	Base salary represents the fixed portion of an executive's annual compensation and is intended to recognize the executive's value to the Company based on skills and experience relative to the responsibilities of his position.
Annual performance-based cash bonuses	Annual cash incentive awards represent the portion of an executive's compensation that is intended to vary as a direct reflection of Company and individual performance for the year.
Stock-based awards	Long-term equity awards are intended to reward performance over a multi-year period, link the interests of executives to those of the stockholders, and encourage retention.
Health and welfare benefits	These benefits are intended to provide competitive levels of medical, dental and disability coverage. Our executives participate in the same programs offered to all of our eligible employees.
Severance benefits

Certain of our executives have employment agreements that provides for severance benefits in certain circumstances. These severance benefits are intended to incentivize the executives to continue to create stockholder value in connection with change in control or other situations in which they could be terminated without cause.

        We do not, and do not expect in the future to, have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, our Compensation Committee, after reviewing data it considers relevant, has determined subjectively what it believes to be the appropriate level and mix of the various compensation components. Ultimately, the objective in allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our Company and our stockholders.

        Our employment agreements with Dr. Bergstein, Dr. Rowinsky and Mr. Gionco contain provisions relating to base salaries, annual bonuses and severance and change in control arrangements. Details of these employment agreements are provided below under the heading "Employment Agreements."

2014 Executive Compensation

Base Salary

        We use base salaries to recognize the experience, skills, knowledge and responsibilities of our employees, including our executive officers. Base salaries for our named executive officers initially were established through arm's-length negotiation at the time the executive was hired, taking into account the position for which the executive was considered and the executive's qualifications, prior experience and prior salary. Our Compensation Committee evaluates base salaries on an annual basis.

        For 2014, Dr. Bergstein's annual base salary was increased to $500,000 (9.0% increase from 2013), and each of Mr. Hoberman's and Dr. Rowinsky's salaries were increased to $400,000 (which represented increases of 6.7% and 14.3%, respectively, from 2013). Mr. Gionco's base salary was set at

$275,000 when he became our Vice President of Finance and Chief Accounting Officer in January 2014. We believe that the base salaries for our named executive officers are aligned with our executive compensation objectives stated above and are competitive with those provided by similarly situated companies. In approving these salary increases, our Compensation Committee considered the factors discussed above, including the qualifications, prior experience and prior salary of each of the executives, and various Company accomplishments under their leadership.

        We expect that our Compensation Committee will continue to annually review and evaluate, with input from our Chief Executive Officer, the need for adjustment of the base salaries of our executives based on changes and expected changes in the scope of an executive's responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior year, the executive's performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company, general salary trends in our industry and among our peer group and where the executive's salary falls in the salary range presented by that data. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board of Directors with other companies.

Annual Cash Bonus

        For 2014, our Compensation Committee adopted an annual cash bonus program primarily based upon the achievement of specified annual corporate goals that it establishes in advance. Our annual cash bonus program emphasizes pay-for-performance and is intended to closely align executive compensation with achievement of specified operating results as the amount paid is calculated on the basis of achievement of corporate goals. The performance goals established by our Compensation Committee are based on the business strategy of the Company and the objective of building stockholder value.

        Our process for determining if and the extent to which an annual cash bonus will be payable to a named executive officer consists of three steps. First, at the beginning of the year, our Compensation Committee determines the target annual cash incentive award for the named executive officer based on a percentage of the officer's annual base salary for that year. Second, our Compensation Committee establishes the specific performance goals that must be met for the officer to receive the award. Third, shortly after the end of the year, the Compensation Committee will determine the extent to which these performance goals were met and will determine the amount of the award. Our Compensation Committee works with our Chief Executive Officer to develop corporate goals that they believe can be reasonably achieved with hard work over the course of the year.

        For 2014, our Compensation Committee set the annual bonus opportunities of the NEOs at the following percentages of their base salary:

Executive	Target Annual Cash Bonus (as a % of Annual Base Salary)	Target Annual Bonus ($)
Ivan Bergstein, M.D.	75%	$375,000
Eric Rowinsky, M.D.	50%	$200,000
Kenneth Hoberman	50%	$200,000
David Gionco	35%	$96,250

2014 Corporate Performance Goals

        Our 2014 annual incentive awards were based, in large part, upon the achievement of a combination of clinical and regulatory goals related to our products (weighted at an aggregate of 95% of the target awards) and subjective goals relating to human resources functions and management (weighted at 5% of the target awards). The goals were achieved at an aggregate level of 120%

reflecting the successful achievement of clinical, regulatory, operational, financial, human resources, and other goals as well as reach goals. The Compensation Committee considered performance against these goals in determining the amounts paid as annual incentive awards in 2014, as well as its subjective assessment of our executives' contributions to Company performance.

Stock-Based Awards

        Our equity award program is the primary vehicle for offering long-term incentives to our executives. While we do not have any equity ownership guidelines for our executives, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity awards contributes to executive retention by providing an incentive for our executives to remain in our employ during the vesting period. Under our 2012 Equity Plan, the Compensation Committee or the Board may grant stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights and other stock-based equity awards.

        Historically, our equity awards were granted in the form of stock options. Because our executives profit from stock options only if our stock price increases relative to the stock option's exercise price, we believe stock options provide meaningful incentives for our executives to achieve increases in the value of our stock over time. In 2014, we also granted restricted stock awards to certain executives. The exercise price of all stock options granted in 2014 is equal to the fair market value of shares of our common stock on the date of grant, which was determined by reference to the closing market price of our common stock on the date of grant. The equity awards that we granted to our executives in 2014 vest over a period of four years following the grant date.

        We expect that our Compensation Committee will continue to use equity awards to compensate our executive officers in the form of initial grants in connection with the commencement of employment and may make greater use of equity awards on an annual basis to our executive officers. We may also make additional discretionary grants, typically in connection with the promotion of an employee, to reward an employee, for retention purposes or in other circumstances recommended by management.

Benefits and Other Compensation

        We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain a health benefits program that is provided to all employees. All of our executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our named executive officers.

        In certain circumstances, we may award cash signing bonuses or may reimburse relocation expenses when executives first join us as employees. Whether a signing bonus is paid or relocation expenses are reimbursed, the amount of either such benefit is determined by our Board of Directors on a case-by-case basis based on the specific hiring circumstances and the recommendation of our Chief Executive Officer.

Severance and Change in Control Benefits

        Pursuant to employment agreements we have entered into with certain of our executives, these executives are entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our Company. Please refer to "Employment Agreements" for a more detailed discussion of these benefits. We have provided estimates of the value of the severance payments made and other benefits provided to executives under various termination circumstances, under the heading "Potential Payments Upon Termination or Change in Control" below.

        We believe that providing these benefits helps us compete for executive talent. Based on the substantial business experience of our executive officers, we believe that our severance and change in control benefits are generally in line with severance packages offered to executives of companies at comparable stages of development in our industry and related industries.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on the review and discussions noted above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

By the Compensation Committee of the Board of Directors
Eric L. Dobmeier, Chairperson Ron Bentsur J. Kevin Buchi
Dated April 30, 2015
New York, New York

RISK ASSESSMENT OF COMPENSATION PROGRAMS

        The Compensation Committee has reviewed with management the design and operation of our incentive compensation arrangements for all employees, including executive officers, for the purpose of determining whether such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. Management and the Compensation Committee reviewed the Company's incentive compensation arrangements for the purpose of identifying any aspects of such programs that might encourage behaviors that could exacerbate business risks. In conducting this assessment, the Compensation Committee considered, among other things, the performance objectives used in connection with these incentive awards and the features of the Company's compensation program that are designed to mitigate compensation-related risk. The Compensation Committee concluded that any risks arising from the Company's compensation plans, policies and practices are not reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

        The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during 2014, 2013 and 2012:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Ivan Bergstein, M.D.	2014	500,000	375,000	722,893	1,463,207	75,000	—	3,136,100
President and Chief Executive	2013	449,714	321,145	1,235,306	—	916,417	—	2,922,582
Officer	2012	350,000	—	—	396,470	—	—	746,470
Eric K. Rowinsky, M.D.	2014	400,000	200,000	350,349	709,153	40,000	—	1,699,502
Executive Vice President, Chief	2013	341,663	175,000	1,961,440	—	277,500	191,592	2,947,195
Medical Officer and Head of	2012	250,000	—	—	918,515	—	—	1,168,515
Research and Development
Kenneth Hoberman(5)	2014	400,000	200,000	375,374	759,820	40,000	—	1,775,194
Chief Operating Officer	2013	364,583	187,500	—	—	283,366	—	835,449
	2012	283,333	—	—	—	—	—	283,333
David Gionco(6)	2014	263,542	96,250	654,600	657,414	19,250	10,413	1,701,469
Vice President of Finance	2013	—	—	—	—	—	12,950	12,950
and Chief Accounting Officer

(1)
The amounts in the "Stock Awards" column reflect the aggregate grant date fair value of restricted stock granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10-K filed with the SEC on March 16, 2015.

(2)
The amounts in the "Option Awards" column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10-K filed with the SEC on March 16, 2015.

(3)
Non-equity incentive plan compensation includes cash incentive awards earned by Dr. Bergstein, Dr. Rowinsky, Mr. Hoberman, and Mr. Gionco based on the Board of Director's evaluation of the NEO's performance against certain reach goals and objectives. During 2013, non-equity incentive plan compensation also includes incentives of $820,073, $415,000, and $80,250 earned by Dr. Bergstein, Dr. Rowinsky, and Mr. Hoberman, respectively, resulting from the successful completion of the Company's IPO in January of 2013.

(4)
Categories and values of awards reported in "All Other Compensation" are set forth in the following table:

Name and Principal Position	Year	Relocation Expenses ($)	Commuting Allowance ($)	Other Payments ($)		Total ($)
Ivan Bergstein, M.D.	2014
	2013	—	—	—		—
	2012	—	—	—		—
Eric K. Rowinsky, M.D.	2014	—	—	—		—
	2013	160,000	30,000	1,592		191,592
	2012	—	—	—		—
Kenneth Hoberman	2014
	2013	—	—	—		—
	2012	—	—	—		—
David Gionco	2014			10,413	(1)	10,413	(1)
	2013	—	—	12,950	(1)	12,950	(1)
(1)
Represents the aggregate consulting fees paid by the Company to Mr. Gionco in 2013 and 2014, respectively.
(5)
Mr. Hoberman commenced his employment his employment with the Company in February 2012 as Vice President of Operations and was appointed Chief Operating Officer of the Company in March 2013.

(6)
Mr. Gionco served as a consultant to the Company from December 16, 2013 until January 16, 2014, and assumed the duties of the Chief Accounting Officer on December 16, 2013. Mr. Gionco commenced his employment as Vice President, Finance and Chief Accounting Officer of the Company on January 16, 2014.

        The following table sets forth information regarding grants of plan-based awards to our named executive officers during 2014:

Grants of Plan Based Awards in 2014

				Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)
						All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
					All Other Stock Awards: Number of Shares of Stock or Units(#)(2)
	Grant Date
Name		Target	Maximum
Ivan Bergstein, M.D.		375,000	450,000
	02/14/14	—	—	—	28,858	—	—	722,893
	02/14/14	—	—	—	—	77,655	$25.05	1,463,207
Eric K. Rowinsky, M.D.		200,000	240,000
	02/14/14	—	—	—	13,986	—	—	350,349
	02/14/14	—	—	—	—	37,636	$25.05	709,153
Kenneth Hoberman		200,000	240,000
	02/14/14	—	—	—	14,985	—	—	375,374
	02/14/14	—	—	—	—	40,325	$25.05	759,820
David Gionco		96,250	115,500
	01/16/14	—	—	—	30,000	—	—	654,600
	01/16/14	—	—	—	—	40,000	$21.82	657,414

(1)
Represents the annual incentive opportunity for 2014 under the annual cash bonus program.

(2)
Represents shares of restricted stock that are scheduled to vest as to 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(3)
For Mr. Bergstein, Mr. Hoberman and Mr. Rowinsky, this column represents stock options that are scheduled to vest as to 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary. For Mr. Gionco, his stock option grant dated January 16, 2014 vests 7,500, 10,000, 11,250 and 11,250 shares, respectively, for the first four anniversaries of the grant date.

(4)
The amounts in the "Grant Date Fair Value of Stock and Option Awards" column reflect the grant date fair value of stock and option awards granted in 2014 calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10 K filed with the SEC on March 16, 2015.

Employment Agreements

        We have employment agreements with Ivan Bergstein, M.D., our President and Chief Executive Officer, Eric K. Rowinsky, M.D., our Executive Vice President, Chief Medical Officer and Head of Research and Development, and David Gionco, our Vice President of Finance and Chief Accounting Officer. These employment agreements provide that employment will continue for an indefinite period until either we or the employee provides written notice of termination in accordance with the terms thereof. In addition, each of these executive officers is bound by non-competition, confidentiality and employee and customer non-solicitation restrictions that, among other things, prevent the executive from competing with us during the term of his employment and for a specified time thereafter.

Ivan Bergstein, M.D.

        In June 2012, we entered into an amended and restated employment agreement with Dr. Bergstein, which became effective on the effective date of the registration statement relating to the initial public offering. The employment agreement provided for an initial annual base salary of $458,779, subject to annual increases based on a Consumer Price Index, and a target annual performance bonus based on a percentage of Dr. Bergstein's annual base salary. For 2014, Mr. Bergstein's base salary was $500,000, and his target annual performance bonus was 75% of base salary. Dr. Bergstein is also eligible to receive bonuses, in amounts and forms to be determined by the

Board of Directors, upon our achieving specified clinical development, financial and operational milestones. If we terminate Dr. Bergstein without "cause" or if he terminates his employment with us for "good reason," in each case other than in connection with or following a change in control, or upon a termination of Dr. Bergstein's employment for "disability" (each as defined in his employment agreement), we are obligated to pay Dr. Bergstein a sum equal to 24 months of his then-current base salary six months following such termination, any unpaid annual performance and other bonuses earned in the prior year, provide continuing coverage under our group medical benefits for up to six months following such termination and accelerate vesting of a portion of his outstanding stock option awards. In the case of a termination without cause or for good reason in connection with or following a change in control, we are obligated to pay Dr. Bergstein a lump sum payment equivalent to 2.99 times the aggregate of his then-current base salary and target annual performance bonus (less any severance amounts already received), and accelerate vesting of a portion of his outstanding stock option awards.

Eric K. Rowinsky, M.D.

        We entered into an employment agreement with Dr. Rowinsky in November 2011. The employment agreement provides for an annual base salary ranging between $350,000 and $425,000 according to our market capitalization, measured annually. Dr. Rowinsky is eligible to receive an annual cash bonus based on a percentage of his base salary, which varies based on our market capitalization measured annually and Dr. Rowinsky's performance. For 2014, Dr. Rowinsky's base salary was $400,000, and his target annual performance bonus was 50% of base salary.

        Dr. Rowinsky is entitled to an annual allowance of $15,000 for commuting expenses (which is prorated for periods of less than one year and accrues until the consummation of the initial public offering when it is payable in a lump sum payment), as well as reimbursement of certain professional memberships and the cost of attendance at industry conferences.

        If we terminate Dr. Rowinsky without "cause" or if he terminates employment with us for "good reason," (each as defined in his employment agreement) including if such termination occurs within 12 months following a change in control, we are obligated to pay Dr. Rowinsky his base salary for between 12 and 24 months following such termination (in the case of a termination following a change in control, the payment is made in a lump sum) and provide continuing coverage under our group medical benefits for between 12 months and 18 months following such termination. In the case of a termination without cause or for good reason (other than in connection with or following a change in control), the duration of Dr. Rowinsky's severance period (whether 12, 18 or 24 months) depends principally on (i) when the termination occurs in relation to the closing of our initial public offering or another significant financing event, (ii) the duration of Dr. Rowinsky's employment with us and (iii) our market capitalization at the time of such termination. In the case of a termination without cause or for good reason in connection with or following a change in control, the duration of Dr. Rowinsky's severance period depends on (i) when the change in control occurs in relation to the closing of our initial public offering and (ii) our market capitalization immediately prior to the public announcement of the change in control transaction. Additionally, we are obligated to pay him a pro-rata portion of certain cash bonuses earned and awarded under the employment agreement, as well as a pro-rata bonus for the portion of the year in which he was employed by us.

David G. Gionco

        We entered into an employment agreement with David G. Gionco in January 2014. The employment agreement provides for an annual base salary of $275,000, subject to increase by the Company at any time in its sole discretion. Mr. Gionco is also eligible to receive an annual cash bonus based on a percentage of his then-base salary, if certain performance goals are met in the discretion of the Board of Directors. For 2014, Mr. Gionco's target annual performance bonus was 35% of base salary. He will be entitled to cash severance payments of varying amounts up to 12 months' base salary, based on the time of his separation, if the Company terminates his employment without cause or if he resigns his employment for good reason.

Outstanding Equity Awards at December 31, 2014

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Ivan Bergstein, M.D.	271,057	(1)	—		2.21	3/22/2020	28,957	494,006	(14)
	79,058	(2)	11,294	(2)	2.92	3/8/2021	28,858	492,317	(15)
	107,293	(3)	73,411	(3)	3.30	3/9/2022	—	—
	—		77,655	(4)	25.05	2/14/2024	—	—
Eric K. Rowinsky, M.D.	88,603	(5)	23,599	(5)	3.30	3/9/2022	74,802	1,276,122	(16)
	—		37,636	(6)	25.05	2/14/2024	13,986	238,601	(17)
Kenneth Hoberman	27,105	(7)	—		4.09	4/1/2015	14,985	255,644	(18)
	9,035	(8)	—		2.21	5/6/2019	—	—
	63,246	(9)	—		2.21	3/22/2020	—	—
	31,623	(10)	4,517	(10)	2.92	3/8/2021	—	—
	56,242	(11)	41,338	(11)	3.30	3/9/2022	—	—
	—		40,325	(12)	25.05	2/14/2024	—	—
David Gionco	—		40,000	(13)	21.82	1/16/2024	30,000	511,800	(19)

(1)
Represents an option to purchase up to 271,057 shares of our common stock granted to Dr. Bergstein on March 22, 2010. The shares underlying this option vested and became exercisable upon the successful completion of our IPO in January 2013.

(2)
Represents an option to purchase 90,352 shares of our common stock granted to Dr. Bergstein on March 8, 2011. Of the 90,352 shares underlying the option award, 45,176 will vest and become exercisable, 25% per year over four years, beginning one year after the date of grant, and the remaining 45,176 vested and became exercisable upon the successful completion of our IPO in January 2013.

(3)
Represents an option to purchase 180,704 shares of our common stock granted to Dr. Bergstein on March 9, 2012. Of the 180,784 shares underlying the option award, 22,588 shares vested on January 1, 2013. An additional 22,588 shares vested upon the completion of our IPO in January 2013. 67,764 shares began vesting over a three-year period and become exercisable on a quarterly basis upon the successful completion of our IPO in January 2013. An additional 67,764 shares began time vesting on a quarterly basis beginning on April 1, 2013 over a three-year period.

(4)
Represents an option to purchase 77,655 shares of our common stock granted to Dr. Bergstein on February 14, 2014. These stock options granted to Dr. Bergstein are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(5)
Represents an option to purchase 112,202 shares of our common stock granted to Dr. Rowinsky on February 29, 2012. Of the 112,202 shares underlying the option award, 23,608 shares vested upon the one-year anniversary of the vesting commencement date of November 6, 2011. 70,829 shares will vest quarterly and become exercisable over three years beginning on November 6, 2012, and the remaining 17,765 shares vested and became exercisable upon the successful completion of our IPO in January 2013.

(6)
Represents an option to purchase 37,636 shares of our common stock granted to Dr. Rowinsky on February 14, 2014. These stock options granted to Dr. Rowinsky are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(7)
Represents an option to purchase 27,105 shares of our common stock granted to Mr. Hoberman on April 1, 2005, all of which have vested and become exercisable.

(8)
Represents an option to purchase 9,035 shares of our common stock granted to Mr. Hoberman on December 16, 2009, all of which have vested and become exercisable.

(9)
Represents an option to purchase up to 63,246 shares of our common stock granted to Mr. Hoberman on March 22, 2010. The shares underlying this option vested and became exercisable upon our IPO in January 2013.

(10)
Represents an option to purchase 36,140 shares of our common stock granted to Mr. Hoberman on March 8, 2011. Of the 36,410 shares underlying the option award, 18,070 will vest and become exercisable, 25% per year over four years beginning one year after the date of grant, and the remaining 18,070 vested and became exercisable upon the successful completion of our IPO in January 2013.

(11)
Represents an option to purchase 97,580 shares of our common stock granted to Mr. Hoberman on March 9, 2012. Of the 97,580 shares underlying the option award, 13,552 shares vested on March 1, 2013. 40,659 shares will vest quarterly over a three-year period with the first vesting date being June 1, 2013. An additional 32,527 shares will vest quarterly over a three-year period with the first vesting date being April 30, 2014. The remaining 10,842 shares vested on January 31, 2014, the one-year anniversary of the successful completion of our IPO in January 2013.

(12)
Represents an option to purchase 40,325 shares of our common stock granted to Mr. Hoberman on February 14, 2014. These stock options granted to Mr. Hoberman are scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(13)
Represents an option to purchase 40,000 shares of our common stock granted to Mr. Gionco on January 16, 2014 upon commencement of his employment. These stock options granted to Mr. Gionco are scheduled to vest 7,500, 10,000, 11,250 and 11,250 shares, respectively, on each of the first four anniversaries of the grant date provided the executive is providing services on each such anniversary.

(14)
Represents 57,914 shares of restricted stock granted to Dr. Bergstein on November 25, 2013 of which 50% is scheduled to vest on each of the first two anniversaries of the grant date, provided Dr. Bergstein is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2014.

(15)
Represents 28,858 shares of restricted stock granted to Dr. Bergstein on February 14, 2014 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Dr. Bergstein is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2014.

(16)
Represents 149,614 shares of restricted stock granted to Dr. Rowinsky on April 24, 2013, of which 18,701 vested on the Company's achievement of an average market capitalization of $250 million and 31,177 shares time vested on November 25, 2013. The remainder of the restricted shares underlying the award vest as to 24,934 shares on each one-year anniversary of the grant date from April 24, 2014 through April 24, 2017. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2014.

(17)
Represents 13,986 shares of restricted stock granted to Dr. Rowinsky on February 14, 2014 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Dr. Rowinsky is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2014.

(18)
Represents 14,985 shares of restricted stock granted to Mr. Hoberman on February 14, 2014 of which 25% is scheduled to vest on each of the first four anniversaries of the grant date, provided Mr. Hoberman is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2014.

(19)
Represents 30,000 shares of restricted stock granted to Mr. Gionco on January 16, 2014 upon commencement of his employment. This restricted stock granted to Mr. Gionco is scheduled to vest 25% of the shares on each of the first four anniversaries of the grant date, provided Mr. Gionco is providing services on each such anniversary. The value represents the number of unvested shares of restricted stock outstanding multiplied by the closing market price of our stock on December 31, 2014.

Options Exercised and Stock Vested in 2014

        The following table presents information concerning stock options exercised by the named executive officers in 2014 and stock awards held by our named executive officers that vested in 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Ivan Bergstein, M.D.	—	—	28,957	$417,270
Eric K. Rowinsky, M.D.	—	—	24,934	406,674
Kenneth Hoberman	—	—	—	—
David Gionco	—	—	—	—

(1)
The value realized represents the number of shares of restricted stock vested multiplied by the market value of the underlying shares on the vesting date.

Potential Payments upon Termination or Change in Control

        The following tables set forth information regarding potential payments that each named executive officer who was serving as an executive officer as of December 31, 2014 would have received if the executive officer's employment had terminated as of December 31, 2014 under the circumstances set forth below.

	Termination Without Cause or for Good Reason Absent a Change in Control
Name	Cash Payment		Value of Stock Options with Accelerated Vesting		Value of Benefits
Ivan Bergstein, M.D.	$1,450,000	(1)	—		$9,140	(5)
Eric K. Rowinsky, M.D.	$640,000	(2)	$243,542	(4)	$27,421	(6)
Kenneth Hoberman	—		—		—
David Gionco	$137,500	(3)	—		$9,140	(5)

	Termination Without Cause or for Good Reason in Connection With or Following a Change in Control
Name	Cash Payment		Value of Stock Options with Accelerated Vesting		Value of Benefits
Ivan Bergstein, M.D.	$2,616,250	(7)	$159,697	(10)	$9,140	(5)
Eric K. Rowinsky, M.D.	$1,000,000	(8)	$324,722	(11)	$27,421	(6)
Kenneth Hoberman	—		—		—
David Gionco	$137,500	(9)	—		$9,140	(5)

(1)
Represents twenty-four months of Dr. Bergstein's annual base salary of $500,000 per his amended and restated employment agreement and an annual performance bonus of $450,000 earned during 2014 that was paid out in March 2015.

(2)
Pursuant to Dr. Rowinsky's employment agreement, if Dr. Rowinsky's employment is terminated without cause or for good reason absent a change in control, Dr. Rowinsky is entitled to the following:

a.
twelve months base salary;

  b.
  eighteen months base salary, if (i) the Company has consummated the IPO prior to the termination of Dr. Rowinsky's employment, (ii) his employment terminates more than eighteen months after the effective date of his employment agreement and (iii) the Company's average market capitalization during the thirty-trading day period immediately following the termination of his employment exceeds $500 million; or

  c.
  twenty-four months base salary, if (i) the Company has consummated the IPO prior to the termination of his employment, (ii) Dr. Rowinsky's employment terminates more than twenty four months after the effective date of his employment agreement and (iii) the Company's average market capitalization during the thirty-trading day period immediately following the termination of executive's employment exceeds $750 million; and

  d.
  the earned and unpaid bonuses.

  The above table reflects twelve months of Dr. Rowinsky's base salary of $400,000, as scenarios b and c above were undetermined as of December 31, 2014, coupled with Dr. Rowinsky's annual performance bonus of $240,000 earned during 2014 that was paid out in March 2015.

(3)
Pursuant to Mr. Gionco's employment agreement, if Mr. Gionco's employment is terminated without cause or for good reason prior to January 16, 2015, with or without a change in control, Mr. Gionco is entitled to severance equal to six months' salary, paid in a lump sum, and continuing benefits for a period of six months. For such terminations after January 16, 2015, Mr. Gionco's severance would be equal to twelve months' salary, paid in a lump sum, and he would be entitled to receive continuing benefits for a period of twelve months.

  The above table reflects six months of Mr. Gionco's base salary of $275,000.

(4)
Pursuant to Dr. Rowinsky's stock option agreements, if Dr. Rowinsky's employment is terminated without cause or for good reason absent a change in control, Dr. Rowinsky is entitled to the following:

a.
50% of the unvested portion of the stock option shares shall vest and become exercisable if Dr. Rowinsky's employment terminates after the two-year anniversary of the effective date of his employment agreement but on or before the three-year anniversary of the effective date; or

b.
75% of the unvested portion of the stock option shares shall vest and become exercisable if Dr. Rowinsky's employment terminates after the three-year anniversary of the effective date of his employment agreement.

  The above table reflects the in-the-money value of 75% of the unvested portion of Dr. Rowinsky's stock options as of December 31, 2014 as his employment contract reached the three-year anniversary. The value is calculated by multiplying the amount (if any) by which $17.06, the closing price per share of our common stock on December 31, 2014, exceeds the exercise price of the option, by the number of shares subject to the accelerated portion of the option.

(5)
Represents six months continuation of standard employee benefits, including health insurance and other benefits.

(6)
Represents eighteen months continuation of standard employee benefits, including health insurance and other benefits.

(7)
Represents 2.99 times the sum of Dr. Bergstein's base annual salary of $500,000 and an annual performance bonus calculated at 75% of Dr. Bergstein's base salary.

(8)
Pursuant to Dr. Rowinsky's employment agreement, if Dr. Rowinsky's employment is terminated without cause or for good reason in connection with a change in control, Dr. Rowinsky is entitled to the following:

a.
twelve months base salary, if (i) the change in control occurs before the consummation of the IPO or (ii) the change in control occurs after the consummation of the IPO and the Company's average market capitalization during the thirty-trading day period immediately preceding the public announcement of the change in control transaction (the "Pre-Transaction Market Capitalization") is less than $100 million;

b.
eighteen months base salary, if the change in control occurs after the consummation of the IPO and the Pre-Transaction Market Capitalization is at least $100 million but less than $200 million; or

c.
twenty-four months base salary, if the change in control occurs after the consummation of the IPO and the Pre-Transaction Market Capitalization equals or exceeds $200 million; and

d.
the prior period's bonuses to the extent unpaid.

  The above table reflects twenty-four months of Dr. Rowinsky's base salary as the Company's, market capitalization at December 31, 2014 was greater than $200 million and Dr. Rowinsky's annual performance bonus calculated at 50% of his base salary.

(9)
Pursuant to Mr. Gionco's employment agreement, if Mr. Gionco's employment is terminated without cause or for good reason prior to January 16, 2015, with or without a change in control, Mr. Gionco is entitled to severance equal to six months' salary, paid in a lump sum, and continuing benefits for a period of six months. For such terminations after January 16, 2015, Mr. Gionco's severance would be equal to twelve months' salary, paid in a lump sum, and he would be entitled to receive continuing benefits for a period of twelve months.

  The above table reflects six months of Mr. Gionco's base salary of $275,000.

(10)
Pursuant to Dr. Bergstein's stock option agreement granted on March 8, 2011, if Dr. Bergstein's employment is terminated without cause or for good reason in connection with a change in control, Dr. Bergstein is entitled 100% accelerated vesting of his unvested stock options upon change in control.

(11)
Pursuant to Dr. Rowinsky's stock option agreement granted on March 9, 2012, if Dr. Rowinsky's employment is terminated without cause or for good reason in connection with a change in control, Dr. Rowinsky is entitled to the following:

a.
If a change in control occurs during the employment term and Dr. Rowinsky remains employed by the Company after the effective date of such change in control, then:

i.
50% of the unvested portion of the stock options shall vest and become exercisable on the six-month anniversary of the effective date of the change in control, provided that Dr. Rowinsky is then employed by the Company; and

ii.
100% of the stock option shall vest and become exercisable on the one-year anniversary of the effective date of the change in control, provided that Dr. Rowinsky is then employed by the Company.

b.
If a change in control occurs during Dr. Rowinsky's employment term and his employment is terminated by the Company without cause or for good reason at any time within twelve-months following such change in control, then 100% of his unvested options shall vest and become exercisable.

  The above table reflects the in-the-money value of 100% of the unvested portion of Dr. Rowinsky's stock options as of December 31, 2014 assuming that he is terminated by the Company upon a change in control and his employment is terminated by the Company without cause or for good reason at any time within twelve-months following such change in control. The value is calculated by multiplying the amount (if any) by which $17.06, the closing price per share of our common stock on December 31, 2014, exceeds the exercise price of the option, by the number of shares subject to the accelerated portion of the option.

        On March 13, 2015, the Board of Directors approved an amendment to the Company's 2012 Equity Incentive Plan and the Company's Amended and Restated 2004 Employee, Director and Consultant Stock Plan to add a "double-trigger" vesting provision. This provision was not in place on December 31, 2014, and is not reflected in the table above. This double-trigger vesting provision specifies that, in the event of a change in control of the Company, unless otherwise provided in the applicable award agreement or separate agreement with a participant governing an award:

          (A)  If awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board of Directors, then:

              (i)  all time-based vesting requirements on outstanding awards will be deemed to have been satisfied and vested in full, and

             (ii)  all performance-based vesting requirements on outstanding awards will be deemed to have been satisfied at the "target" level and vested pro rata based upon the length of time within the performance period that has elapsed prior to the change in control.

          (B)  If awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, but if within two years after the effective date of the change in control a participant's employment is terminated without cause or the participant resigns for good reason, then:

              (i)  all time-based vesting requirements on outstanding awards will be deemed to have been satisfied and vested in full, and

             (ii)  all performance-based vesting requirements on outstanding awards will be deemed to have been satisfied at the "target" level and vested pro rata based upon the length of time within the performance period that has elapsed prior to the termination of employment.

In either case, awards other than options or stock appreciation rights will pay out within sixty days following the change in control or the termination of employment, as the case may be, unless a later date is required under the plan in connection with Section 409A of the Internal Revenue Code, and any options or stock appreciation rights will thereafter continue or lapse in accordance with the other provisions of the plan and the applicable award agreement.

Director Compensation

        For 2014, our non-employee directors were compensated for service on our Board of Directors as follows:

  •
  an annual retainer for our directors for service on our Board of Directors of $40,000;

  •
  for members of our Audit Committee, an annual fee of $7,500 ($15,000 for the chair);

  •
  for members of our Nominating Committee, an annual fee of $3,750 ($7,500 for the chair);

  •
  for members of our Compensation Committee, an annual fee of $5,000 ($10,000 for the chair);

  •
  for any lead director of our Board of Directors, an additional annual fee of $20,000; and

  •
  for continuing service on our Board of Directors, an annual grant of 20,000 options, which vest annually in equal installments over a three-year period.

        In addition, we will continue to reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending Board of Directors meetings.

2014 Director Compensation

Name(1)	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Total ($)
Ron Bentsur	52,500	—	218,320	270,820
J. Kevin Buchi	60,000	—	218,320	278,320
Eric L. Dobmeier	53,750	—	218,320	272,070
Kenneth Zuerblis	58,750	—	218,320	277,070

(1)
Fees earned or paid in cash reflect annual retainer and committee meeting fees to our non-employee directors for continuing service on our Board of Directors.

(2)
Stock options granted to directors vest in equal yearly installments over a three-year period from the date of grant. Stock options to directors are granted on an annual basis and represent compensation for services performed on the Board of Directors. The amounts in the "Option Awards" column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating these amounts are incorporated by reference to Note 2 to the financial statements in our annual report on Form 10-K filed with the SEC on March 16, 2015.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The current members of our Compensation Committee are Eric L. Dobmeier, Ron Bentsur, and J. Kevin Buchi. No member of our Compensation Committee during fiscal year 2014 or as of the date of this proxy statement, is or has been an officer or employee of Stemline, nor has any member of our Compensation Committee had any relationship with Stemline requiring further disclosure.

        During the last fiscal year, none of our executive officers served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officers either served as a member of our Compensation Committee or our Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2014, all Section 16(a) reporting requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner.

 RELATED-PERSON TRANSACTIONS

Policy and Procedure

        Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our Chief Executive Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, our Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of our Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by our Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our Audit Committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, our Audit Committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        Our Audit Committee may approve or ratify the transaction only if our Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. Our Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (i) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (ii) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (iii) the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

  •
  a transaction that is specifically contemplated by provisions of our charter or bylaws.

        The policy provides that transactions involving compensation of executive officers will be reviewed and approved by our Compensation Committee in the manner specified in its charter.

Related Person Transactions

        We did not have any related person transactions in 2014 and none are currently proposed.

 STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,
AND 5% BENEFICIAL OWNERS

        The following table sets forth information with respect to the beneficial ownership of our common stock as of April 27, 2015 by:

  •
  each of our directors;

  •
  each of our NEOs;

  •
  all of our directors and executive officers as a group; and

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 27, 2015 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise indicated in the footnotes below, we believe the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the footnotes below, the address of the beneficial owner is c/o Stemline Therapeutics, Inc., 750 Lexington Avenue, Eleventh Floor, New York, New York 10022.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Institutional Investors
Fidelity Investments (FMR LLC).	1,640,892	(1)	8.7
Franklin Resources, Inc.	971,730	(2)	5.2
Directors and Named Executive Officers
Ivan Bergstein, M.D.	2,444,118	(3)	13.0	(12)
Kenneth Hoberman.	309,062	(4)	1.6	(12)
Eric K. Rowinsky, M.D.	253,508	(5)	1.3	(12)
Ron Bentsur	81,012	(6)	*
David G. Gionco	45,758	(7)	*
J. Kevin Buchi	33,773	(8)	*
Kenneth Zuerblis	31,964	(9)	*
Eric L. Dobmeier	27,964	(10)	*
All directors and executive officers as a group (8 persons)	3,227,159	(11)	17.1
5% Stockholders
Ivan Bergstein, M.D.	2,444,118	(3)	13.0
Fidelity Investments (FMR LLC).	1,640,892	(1)	8.7
Franklin Resources, Inc.	971,730	(2)	5.2

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Based solely upon a Schedule 13G filed on February 13, 2015 by Fidelity Investments (FMR LLC). FMR LLC beneficially owns 1,640,892 shares of our common stock and has sole dispositive power as to 1,640,892 shares of our common stock. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(2)
Based solely upon a Schedule 13G filed on February 6, 2015 by Franklin Resources, Inc. Franklin Resources, Inc. owns 971,730 shares of our common stock, has sole voting power as to 971,730 shares of our common stock, and has sole dispositive power as to 971,730 shares of our common stock. The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906.

(3)
Based on the Form 4 filed on March 10, 2015 illustrating Dr. Bergstein owns 1,939,061 shares of our common stock. The amount illustrated in the table also includes 505,057 shares of our common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(4)
Based on the Form 4 filed on March 20, 2015 illustrating Mr. Hoberman owns 122,119 shares of our common stock. The amount illustrated in the table also includes 186,943 shares of our common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(5)
Based on the Form 4 filed on April 28, 2015 illustrating Dr. Rowinsky owns 143,688 shares of our common stock. The amount illustrated in the table also includes 109,820 shares of our common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(6)
Based on the Form 4 filed on March 20, 2015 illustrating Mr. Bentsur owns 7,285 shares of our common stock. The amount illustrated in the table also includes 73,727 shares of our common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(7)
Based on the Form 4 filed on March 10, 2015 illustrating Mr. Gionco owns 38,258 shares of our common stock. The amount illustrated in the table also includes 7,500 shares of our common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(8)
Based on the Form 3 filed on January 30, 2013 illustrating Mr. Buchi owns 13,772 shares of our common stock. The amount illustrated in the table also includes 20,001 shares of our common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(9)
Based on the Form 4 filed on September 4, 2014 illustrating Mr. Zuerblis owns 11,963 shares of our common stock. The amount illustrated in the table also includes 20,001 shares of our common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(10)
Based on the Form 3 filed on January 28, 2013 illustrating Mr. Dobmeier owns 7,963 shares of our common stock. The amount illustrated in the table also includes 20,001 shares of our common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(11)
Includes 943,050 shares of common stock underlying options that are exercisable as of April 27, 2015 or will become exercisable within 60 days after such date.

(12)
As of April 27, 2015, Dr. Bergstein, Mr. Hoberman and Dr. Rowinsky own 257,379, 131,972 and 115,123 shares of unvested common stock underlying options, respectively. Including these unvested common stock underlying options, Dr. Bergstein, Mr. Hoberman and Dr. Rowinsky beneficially own 13.8%, 2.3% and 1.9%, respectively, of the Company's outstanding shares.

PROPOSAL ONE:

ELECTION OF DIRECTOR; NOMINEES

        Our Bylaws provide that the Board of Directors will consist of one or more members, as determined from time to time by resolution of the Board of Directors. Our Board of Directors currently consists of six members. The terms of three of our directors, Ivan Bergstein, M.D., J. Kevin Buchi, and Alan Forman are set to expire at our 2015 Annual Meeting. Our Board of Directors has determined to nominate Dr. Bergstein, Mr. Buchi, and Mr. Forman for re-election to our Board of Directors. In order to balance the classes, the Board of Directors has determined to designate Mr. Buchi as a member of Class I following his election such that he will serve a one year term. For information about the nominees and our Board of Directors generally, please see "Corporate Governance—Our Board of Directors" beginning on page 4. If elected, the Class III and Class I nominees will hold office for a three-year term and one-year term, respectively, and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that the nominees will be available for re-election, but if either of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board of Directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

 PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors is submitting the selection of Ernst & Young LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If Ernst & Young LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Audit Committee will review its future selection of an independent registered public accounting firm. Ernst & Young LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2015, if it is not ratified by our stockholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS STEMLINE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

 PROPOSAL THREE:

APPROVAL OF THE STEMLINE THERAPEUTICS, INC.
EMPLOYEE SHARE PURCHASE PLAN

        We are asking the stockholders to approve the adoption of the Stemline Therapeutics, Inc. 2015 Employee Share Purchase Plan (the "ESPP"), which was adopted by the board of directors on April 29, 2015, subject to approval by the stockholders at the Annual Meeting. The ESPP provides eligible employees of the Company an opportunity to purchase common stock from the Company at a 15% discount to market prices, through accumulated payroll deductions. We expect the ESPP to be a key benefit for our employees and an important part of our compensation program. We believe that ownership of Company common stock gives employees a vested interest in our success and helps to align their interests with our stockholders. The Company has reserved a total of 500,000 shares of common stock for issuance upon the exercise of options granted under the ESPP.

        A summary of the ESPP is set forth below. The summary is qualified in its entirety by reference to the full text of the ESPP, which is filed with this Proxy Statement as Appendix A.

SUMMARY OF THE ESPP

  Purpose

        The ESPP offers eligible employees of the Company and any participating subsidiaries the opportunity to purchase shares of our common stock at a 15% discount off the market price at the start of the offering period or the end of the purchase period, whichever is lower. Participation is strictly voluntary.

  Administration

        Subject to the express provisions of the ESPP, our Compensation Committee or our Board has authority to interpret and construe the provisions of the ESPP, to adopt rules and regulations for administering the ESPP, and to make all other determinations necessary or advisable for administering the ESPP. The ESPP will be administered in order to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The Board has selected Computershare, Inc. as the administrator to operate and perform day-to-day administration of the ESPP.

  Stock Subject to the ESPP

        Subject to adjustment as provided in the ESPP, the aggregate number of shares of our common stock reserved and available for issuance pursuant to the ESPP is 500,000. This amount will be adjusted equitable in the event of a stock dividend, stock split, or other similar transaction. Shares subject to options which expire or terminate without being exercised will return to the share pool and will again be available for grant under the ESPP. Unless otherwise determined by the Compensation Committee, shares issued under the ESPP will be authorized and unissued shares and will not be shares issued and subsequently acquired by the Company.

  Eligibility; Grant and Exercise of Options

        All full time employees of the Company are eligible to participate in the ESPP on the effective date of the ESPP or the first offering date that occurs at least three months following their most recent date of hire with the Company. However, no participant will be granted an option to purchase shares under the ESPP if he or she owns 5% or more of the Company's common stock or 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. As of April 27, 2015, there were approximately 21 employees eligible to participate in the ESPP.

  Purchase Provisions

        Unless specified otherwise by our Compensation Committee, each offering period under the ESPP will run for 12 months, starting September 1, 2015 and every other year and each offering period will have four quarterly purchase periods (starting September 1, December 1, March 1 and June 1 of each year). Eligible employees may elect to become a participant in the ESPP by submitting a request form to the administrator, which will remain effective from offering period to offering period unless and until the participant files a new request form. Each Participant may contribute up to 20% of his or her total cash compensation for each quarterly offering period, excluding reimbursements and cash payments in lieu of vacation, sick or personal days. Payroll deductions will accumulate in a non-interest bearing contribution account held by the Company. All deductions are made on an after tax basis. A Participant cannot purchase more than 5,000 shares of our common stock in any purchase period. In addition, a participant cannot purchase shares under the ESPP with a fair market value of more than $25,000 in any calendar year.

        On the first day of an offering period, participants will be granted an option to purchase on the last trading day of each quarterly purchase period that occurs during such offering period (the "purchase date") at the price described below (the "purchase price") the number of full shares which the cash credited to his or her contribution account on the purchase date will purchase at the purchase price. Unless a participant terminates employment or withdraws from the ESPP or an offering on or before the purchase date, his or her option to purchase shares will be deemed to have been exercised automatically on the purchase date. The purchase price will be 85% of the fair market value of the shares on the first day of the offering period or the purchase date, whichever is lower. No brokerage fees will be charged to participants for these purchase transactions. If there is a cash balance remaining in a participant's contribution account at the end of an offering period that is more than the exercise price for a fractional share, such balance will be refunded.

        Options granted under the ESPP are not transferable other than by will or by the laws of descent and distribution and options are exercisable only by the participant during his or her lifetime.

  Termination of Employment and Withdrawal from the ESPP

        If a participant's employment is terminated for any reason, his or her participation in the ESPP will terminate immediately and the balance, if any, in his or her contribution account will be returned in cash, without interest.

        Participants may elect to withdraw from the ESPP at any time and receive back any of their contributions, without interest, not used to purchase shares.

  Amendment and Termination of the ESPP

        Our Compensation Committee may amend the ESPP at any time; provided, however, that no amendment may affect any right previously granted under the ESPP unless required by law or, without shareholder approval, materially affect the eligibility requirements under the ESPP or increase the number of shares subject to any options issued to participants.

        The ESPP will continue in effect for a period of ten years from the effective date, unless earlier terminated by our Compensation Committee. Our Compensation Committee may terminate the ESPP at any time. Upon termination of the ESPP, the administrator must give notice thereof to participants and will terminate all payroll deductions. Cash balances then credited to participants' contribution accounts will be distributed as soon as practicable, without interest.

  Federal Income Tax Consequences to the Company and to Participants

        The ESPP is designed to qualify as an ESPP under Section 423 of the Code. A general summary of the federal income tax consequences regarding the ESPP is stated below. The tax consequences of participating in the ESPP may vary with respect to individual situations. Accordingly, participants should consult with their tax advisors in regard to the tax consequences of participating in the ESPP as to both federal and state income tax considerations.

        Neither the grant nor the exercise of options under the ESPP will have a tax impact on the participant or on the Company. If a participant disposes of the shares acquired upon the exercise of his or her options after at least two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the shares at the time of disposition, or (ii) the fair market value of the shares at the date of grant, exceeds the purchase price. Any gain in addition to this amount will be treated as a capital gain. If a participant holds shares at the time of his or her death, the holding period requirements are automatically deemed to have been satisfied and he or she will realize ordinary income in the amount by which the lesser of (i) the fair market value of the shares at the time of death, or (ii) the fair market value of the shares at the date of grant exceeds the purchase price. The Company will not be allowed a deduction if the holding period requirements are satisfied. If a participant disposes of shares before expiration of two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the shares on the date of exercise of the option over the purchase price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

  Benefits to Named Executive Officers and Others

        The benefits that will be received by participants, including the named executive officers, under the ESPP will depend on each individual's elections to participate and the fair market value of the Company's common stock at various future dates. Therefore, it is not possible to determine the benefits that will be received by named executive officers or other employees if the ESPP is approved by our stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STEMLINE THERAPEUTICS, INC. 2015 EMPLOYEE SHARE PURCHASE PLAN.

 ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and 2014 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Stemline Therapeutics, Inc., 750 Lexington Avenue, Eleventh Floor, New York, New York 10022, Attn: Kenneth Hoberman. You may also contact us at (646) 502-2311.

        If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2016 Annual Meeting

        Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Kenneth Hoberman, at Stemline Therapeutics, Inc., 750 Lexington Avenue, Eleventh Floor, New York, New York 10022, no later than December 31, 2015. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

        Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Kenneth Hoberman, our Corporate Secretary, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year's annual meeting. Therefore, Stemline must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than February 24, 2016, and no later than March 25, 2016. If a stockholder fails to provide timely notice of a proposal to be presented at our 2016 Annual Meeting of Stockholders, the proxy designated by our Board of Directors will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

        Our Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

        We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

        The Compensation Committee Report and the Audit Committee Report contained in this proxy statement are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference.

APPENDIX A

PROPOSED

STEMLINE THERAPEUTICS, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

STEMLINE THERAPEUTICS, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN

Article I—BACKGROUND		A-4
1.1	Establishment of the Plan	A-4
1.2	Applicability of the Plan	A-4
1.3	Purpose	A-4
Article II—DEFINITIONS		A-4
2.1	Administrator	A-4
2.2	Board	A-4
2.3	Code	A-4
2.4	Committee	A-4
2.5	Common Stock	A-4
2.6	Company	A-4
2.7	Compensation	A-4
2.8	Contribution Account	A-4
2.9	Effective Date	A-5
2.10	Eligible Employee	A-5
2.11	Employee	A-5
2.12	Employer	A-5
2.13	Fair Market Value	A-5
2.14	Offering Date	A-5
2.15	Offering Period	A-5
2.16	Option	A-5
2.17	Participant	A-5
2.18	Plan	A-5
2.19	Purchase Date	A-5
2.20	Purchase Period	A-5
2.21	Purchase Price	A-5
2.22	Request Form	A-5
2.23	Stock Account	A-5
2.24	Subsidiary	A-5
2.25	Trading Date	A-6
Article III—ADMINISTRATION		A-6
3.1	Committee	A-6
3.2	Action and interpretations By the Committee	A-6
3.3	Authority of Committee	A-6
Article IV—ELIGIBILITY AND PARTICIPATION		A-6
4.1	Eligibility	A-6
4.2	Participation	A-7
4.3	Leave of Absence	A-7
Article V—STOCK AVAILABLE		A-7
5.1	In General	A-7
5.2	Adjustment in Event of Changes in Capitalization	A-7
5.3	Dissolution or Liquidation	A-7
5.4	Merger or Asset Sale	A-8
Article VI.—OPTION PROVISIONS		A-8
6.1	Purchase Price	A-8
6.2	Calendar Year $25,000 Limit	A-8

6.3	Purchase Period Limit	A-8
Article VII—PURCHASING COMMON STOCK		A-8
7.1	Participant's Contribution and Stock Accounts	A-8
7.2	Payroll Deductions, Dividends	A-9
7.3	Automatic Exercise	A-9
7.4	Listing, Registration, and Qualification of Shares	A-9
Article VIII—DISCONTINUANCE, WITHDRAWALS AND DISTRIBUTIONS		A-10
8.1	Discontinuance	A-10
8.2	Withdrawal of Shares While Employed	A-10
8.3	Leave of Absence; Transfer of Ineligible Status	A-10
8.4	Termination of Employment for Reasons Other Than Death	A-11
8.5	Death	A-11
Article IX—AMENDMENT AND TERMINATION		A-11
9.1	Amendment	A-11
9.2	Termination	A-11
Article X—MISCELLANEOUS		A-11
10.1	Registration and Expenses	A-11
10.2	Employment Rights	A-12
10.3	Tax Withholding	A-12
10.4	Rights Not Transferable	A-12
10.5	No Repurchase of Stock by Company	A-12
10.6	Governing Law	A-12
10.7	Indemnification	A-12

STEMLINE THERAPEUTICS, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
BACKGROUND

        1.1    Establishment of the Plan.    Stemline Therapeutics, Inc. (the "Company") hereby establishes a stock purchase plan to be known as the "Stemline Therapeutics, Inc. 2015 Employee Stock Purchase Plan" (the "Plan"), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

        1.2    Applicability of the Plan.    The provisions of this Plan are applicable only to certain individuals who, on or after the Effective Date (as defined herein), are employees of the Company and its Subsidiaries participating in the Plan. The Committee shall indicate from time to time which of its Subsidiaries, if any, are participating in the Plan.

        1.3    Purpose.    The purpose of the Plan is to enhance the proprietary interest among the employees of the Company and its participating Subsidiaries through ownership of Common Stock of the Company.

ARTICLE II
DEFINITIONS

        Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.

        2.1    Administrator.    Administrator shall mean the person or persons (who may be officers or employees of the Company) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

        2.2    Board.    Board shall mean the Board of Directors of the Company.

        2.3    Code.    Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

        2.4    Committee.    Committee shall mean the committee of the Board described in Article III.

        2.5    Common Stock.    Common Stock shall mean the common stock, par value $0.0001, of the Company.

        2.6    Company.    Company shall mean Stemline Therapeutics, Inc., a Delaware corporation.

        2.7    Compensation.    Compensation shall mean, for any Participant, for any Purchase Period, the Participant's total cash compensation received during the respective period, including salary and commissions where applicable, and bonuses or cash incentive awards that pay out during the Purchase Period, but Compensation does not include items such as non-cash compensation, reimbursement of moving, travel, trade or business expenses, or cash payments in lieu of vacation, sick or personal days.

        2.8    Contribution Account.    Contribution Account shall mean the bookkeeping account established by the Administrator on behalf of each Participant, which shall be credited with the amounts deducted from the Participant's Compensation pursuant to Section 4.2 or Article VII. The Administrator shall establish a separate Contribution Account for each Participant for each Purchase Period.

        2.9    Effective Date.    Effective Date shall mean September 1, 2015.

        2.10    Eligible Employee.    An Employee eligible to participate in the Plan pursuant to Section 4.1.

        2.11    Employee.    Employee shall mean an individual employed by an Employer who meets the employment relationship described in Treasury Regulation Sections 1.423-2(b) and Section 1.421-7(h).

        2.12    Employer.    Employer shall mean the Company and any Subsidiary designated from time to time by the Committee as an employer participating in the Plan.

        2.13    Fair Market Value.    Fair Market Value of a share of Common Stock, as of any designated date, shall mean the closing sales price of the Common Stock on the Nasdaq Global Select Market on such date or on the last previous date on which such stock was traded.

        2.14    Offering Date.    Offering Date shall mean the first Trading Date of each Offering Period.

        2.15    Offering Period.    Offering Period shall mean the period of time during which offers to purchase Common Stock are outstanding under the Plan. The Committee shall determine the length of each Offering Period, which need not be uniform; provided that no Offering Period shall exceed twenty-four (24) months in length. Until specified otherwise by the Committee, Offering Periods will be the one-year periods beginning September 1 of each year, commencing September 1, 2015. No voluntary payroll deductions shall be solicited until after the effective date of a registration statement on Form S-8 filed under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan.

        2.16    Option.    Option shall mean the option to purchase Common Stock granted under the Plan on each Offering Date.

        2.17    Participant.    Participant shall mean any Eligible Employee who has elected to participate in the Plan under Section 4.2.

        2.18    Plan.    Plan shall mean the Stemline Therapeutics, Inc. 2015 Employee Stock Purchase Plan, as amended and in effect from time to time.

        2.19    Purchase Date.    Purchase Date shall mean the last Trading Date of each Purchase Period.

        2.20    Purchase Period.    Purchase Period shall mean a period of time during an Offering Period during which contributions are made towards a purchase of Common Stock under the Plan. The Committee shall determine the length of each Purchase Period, which need not be uniform. Until specified otherwise by the Committee, Purchase Periods will be the 3-month periods beginning September 1, December 1, March 1 and June 1 of each year, commencing September 1, 2015.

        2.21    Purchase Price.    Purchase Price shall mean the purchase price of Common Stock determined under Section 6.1.

        2.22    Request Form.    Request Form shall mean an Employee's authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee's payroll deduction in accordance with Section 7.2, and contains such other terms and provisions as may be required by the Administrator.

        2.23    Stock Account.    Stock Account shall mean the account established by the Administrator on behalf of each Participant, which shall be credited with shares of Common Stock purchased pursuant to the Plan and dividends thereon (which may be reinvested in shares of Common Stock if permitted by the Committee), until such shares are distributed in accordance with Article VIII of the Plan.

        2.24    Subsidiary.    Subsidiary shall mean any present or future corporation which is a "subsidiary corporation" of the Company as defined in Code Section 424(f).

        2.25    Trading Date.    Trading Date shall mean a date on which shares of Common Stock are traded on the Nasdaq Global Select Market or any other national securities exchange.

        Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.

ARTICLE III
ADMINISTRATION

        3.1    Committee.    The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless otherwise designated by the Board, the Compensation Committee of the Board of Directors of the Company shall serve as the Committee administering the Plan.

        3.2    Action and Interpretations By the Committee.    For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's determinations on the foregoing matters shall be conclusive and binding upon all persons. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any affiliate, the Company's or an affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        3.3    Authority of Committee.    Subject to the express provisions of the Plan, the Committee has the exclusive power, authority and discretion to:

        (a)   interpret and construe any and all provisions of the Plan;

        (b)   adopt rules and regulations for administering the Plan;

        (c)   make all other determinations necessary or advisable for administering the Plan;

        (d)   adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any participating Subsidiary may operate, in order to assure the viability of the benefits of Awards granted to Participants located in such other jurisdictions and to meet the objectives of the Plan.

ARTICLE IV
ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.    All Employees regularly scheduled to work at least 20 hours each week and at least five months each calendar year shall be eligible to participate in the Plan as of the later of:

        (a)   the first Offering Date that occurs at least three months following the Employee's most recent date of hire by an Employer; or

        (b)   the Effective Date.

        On each Offering Date, Options will automatically be granted to all Employees then eligible to participate in the Plan; provided, however, that no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee. If an Employee is granted an Option for an Offering Period and such Employee does not participate in the Plan for such Offering Period, such Option will be deemed never to have been granted for purposes of applying the $25,000 annual limitation described in Section 6.2.

        4.2    Participation.    Prior to the start of an Offering Period, and in accordance with the rules adopted by the Administrator, an Eligible Employee may submit a Request Form to the Administrator to participate in the Plan for such Offering Period. The Request Form shall authorize payroll deductions from the Employee's Compensation for the Offering Period, subject to the limits and procedures described in Article VII. A Participant's Request Form authorizing payroll deductions shall remain effective from Offering Period to Offering Period until amended or canceled under Section 8.1.

        4.3    Leave of Absence.    For purposes of Section 4.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave, or for such longer period of time that his or her entitlement to return to work is protected by statute or agreement with the Employer, if applicable. For purposes of this Plan, such individual's employment with the Employer shall be deemed to terminate at the close of business on the 90th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 90th day or his entitlement to return to work is protected by statute or agreement with the employer. Termination of any individual's leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual's employment with the Employer for all purposes of the Plan.

ARTICLE V
STOCK AVAILABLE

        5.1    In General.    Subject to the adjustments in Sections 5.2 and 5.4, an aggregate of 500,000 shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares shall be authorized and unissued shares and not shares issued and subsequently acquired by the Company, unless otherwise determined by the Committee. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants' Contribution Accounts shall be distributed to the Participants as soon as practicable.

        5.2    Adjustment in Event of Changes in Capitalization.    In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable, in the available shares set forth in Section 5.1, and in the Purchase Period limit under Section 6.3, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event; provided, however, that in no event shall any adjustment be made that would cause any Option to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.

        5.3    Dissolution or Liquidation.    In the event of a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"), and shall terminate immediately prior to the consummation of the dissolution or liquidation, unless otherwise provided by the Committee. The Company shall notify each Participant, at least ten (10) business days prior to the New Purchase Date, that the next Purchase Date has been changed to the New Purchase Date and that the Participant's Option shall be exercised automatically on the New Purchase Date, unless the Participant has withdrawn from the Offering Period, as provided in Section 8.1 hereof, prior to the New Purchase Date.

        5.4    Merger or Asset Sale.    In the event of a reorganization, merger, or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation (or survives as a direct or indirect subsidiary of such other constituent corporation or its parent), or upon a sale of substantially all of the property or stock of the Company to another corporation, then, in the discretion of the Committee, (i) each outstanding Option shall be assumed, or an equivalent option substituted, by the successor corporation or its parent, or (ii) the Offering Period then in progress shall be shortened by setting a New Purchase Date, which shall be before the date of the proposed transaction. If the Committee sets a New Purchase Date, the Company shall notify each Participant, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the Participant's Option shall be exercised automatically on the New Purchase Date, unless the Participant has withdrawn from the Offering Period, as provided in Section 8.1 hereof, prior to the New Purchase Date. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 9.2.

ARTICLE VI
OPTION PROVISIONS

        6.1    Purchase Price.    The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be the Designated Percent of the Fair Market Value of a share of Common Stock on the Offering Date or the Purchase Date, whichever is lower.

        Until otherwise provided by the Committee, the Designated Percent for purposes of the foregoing sentence is 85 percent. The Committee may change the Designated Percent for any Offering Period but in no event shall the Designated Percent be less than 85 percent.

        6.2    Calendar Year $25,000 Limit.    Notwithstanding anything else contained herein, no Employee may be granted an Option for any Offering Period which permits such Employee's rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.

        6.3    Purchase Period Limit.    Notwithstanding anything else contained herein the maximum number of shares of Common Stock that an Eligible Employee may purchase in any Purchase Period of any Offering Period is 5,000 shares.

ARTICLE VII
PURCHASING COMMON STOCK

        7.1    Participant's Contribution and Stock Accounts.

        (a)    Contribution Account.    The Administrator shall establish a book account in the name of each Participant for each Purchase Period, which shall be the Participant's Contribution Account. As discussed in Section 7.2 below, a Participant's payroll deductions shall be credited to the Participant's Contribution Account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below. All cash received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate any assets held under the Plan.

        (b)    Stock Account and Registration of Shares.    At the election of the Administrator, shares of Common Stock acquired upon exercise of an Option may be (i) registered in book entry form on the registration books maintained by the Company's transfer agent, (ii) certificated in the name of the Company and held by the Company as the nominee for the Participant, or (iii) registered in book-entry form in an account established on behalf of the Participant with a third-party brokerage firm. These shares shall be credited to the Participant's Stock Account. A Participant shall have all ownership rights as to the shares credited to his or her Stock Account, and the Company shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby. The Company may enter into an arrangement with one or more third-party firms to administer the Stock Accounts of Participants.

        7.2    Payroll Deductions; Dividends.

        (a)    Payroll Deductions.    By submitting a Request Form at any time before an Offering Period in accordance with rules adopted by the Administrator, an Eligible Employee may authorize payroll deductions to purchase Common Stock under the Plan for any Purchase Period. The payroll deductions shall be effective on the first pay period during the Offering Period commencing after receipt of the Request Form by the Administrator. The payroll deduction shall be in any percentage up to a maximum of twenty percent (20%) of such Employee's Compensation payable each pay period, and at any other time an element of Compensation is payable. Notwithstanding the foregoing, the Committee may impose a maximum dollar limit for payroll deductions in any one Purchase Period, subject to Section 6.2.

        (b)    Dividends.    Cash or stock dividends paid on Common Stock which is credited to a Participant's Stock Account as of the dividend payment date may, at the election of the Company, be automatically reinvested in shares of Common Stock and credited to the Participant's Stock Account or paid or distributed to the Participant as soon as practicable.

        7.3    Automatic Exercise.    Unless the cash credited to a Participant's Contribution Account is withdrawn or distributed as provided in Article VIII, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her Contribution Account at that time will purchase at the Purchase Price. If there is a cash balance remaining in the Participant's Contribution Account at the end of a Purchase Period, it shall remain in the Participant's Contribution Account for the next Purchase Period, provided that it is in the same Offering Period. If there is a cash balance remaining in the Participant's Contribution Account at the end of an Offering Period representing the exercise price for a fractional share of Common Stock, such balance may be retained in the Participant's Contribution Account for the next Offering Period, unless the Participant requests that it be refunded, without interest. Any other cash balance remaining in the Participant's Contribution Account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 7.2 or the applicable limitations of Sections 6.2 or 6.3.

        Except as provided in the preceding paragraph, if the cash credited to a Participant's Contribution Account on the Purchase Date exceeds the applicable Compensation restrictions of Section 7.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Purchase Period under the applicable limitations of Section 6.2 or Section 6.3, such excess cash shall be refunded to the Participant, without interest. The excess cash may not be used to purchase shares of Common Stock nor retained in the Participant's Contribution Account for a future Purchase Period.

        Each Participant shall receive a statement on not less than an annual basis indicating the number of shares credited to his or her Stock Account, if any, under the Plan.

        7.4    Listing, Registration, and Qualification of Shares.    The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Company of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.

ARTICLE VIII
DISCONTINUANCE, WITHDRAWALS AND DISTRIBUTIONS

        8.1    Discontinuance.    A Participant may discontinue participation in an Offering Period and thereby discontinue his or her payroll deductions for an Offering Period by filing a new Request Form with the Administrator requesting a refund of amounts accumulated in his or her Contribution Account. This discontinuance shall be effective as soon as practicable, typically on the first pay period commencing at least 15 days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her participation for an Offering Period may not resume participation in the Plan until the following Offering Period.

        Any amount held in the Participant's Contribution Account for an Offering Period after the effective date of the discontinuance of his or her participation will, at the election of the Participant, be:

        (a)   returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant's written request received by the Administrator at least 30 days before the next Purchase Date; or

        (b)   if the Participant so requests or, in the absence of timely instructions from the Participant of a desire to receive cash under (a) above, held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 7.3.

        8.2    Withdrawal of Shares While Employed.    A Participant may, while an Employee of the Company or any Subsidiary, withdraw certificates for any whole number of shares of Common Stock credited to his or her Stock Account at any time, upon 30 days' written notice to the Administrator. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her Stock Account, the Administrator will distribute the oldest securities held in the Participant's Stock Account first, using a first in-first out methodology. The Administrator may at any time distribute certificates for some or all of the shares of Common Stock credited to a Participant's Stock Account, whether or not the Participant so requests.

        8.3    Leave of Absence; Transfer to Ineligible Status.    If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her Contribution Account pursuant to Section 7.2. The cash balance then credited to the Participant's Contribution Account shall, at the election of the Participant, be—

        (a)   returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant's written request received by the Administrator at least 30 days before the next Purchase Date; or

        (b)   if the Participant so requests or, in the absence of timely instructions from the Participant of a desire to receive cash under (a) above, held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 7.3.

        If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 4.3, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.

        8.4    Termination of Employment for Reasons Other Than Death.    If a Participant terminates employment with the Company and its Subsidiaries for reasons other than death, the cash balance in the Participant's Contribution Account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the largest whole number of shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, together with cash for any remaining balance.

        8.5    Death.    In the event a Participant dies, the cash balance in his or her Contribution Account shall be distributed to the Participant's estate, in cash, without interest, as soon as practicable. Certificates for the largest whole number of shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, together with cash for any remaining balance.

ARTICLE IX
AMENDMENT AND TERMINATION

        9.1    Amendment.    The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:

        (a)   affect any right or obligation with respect to any grant previously made, unless required by law or deemed by the Committee to be necessary or desirable in order to enable the Company to comply with applicable securities laws or regulations, or

        (b)   unless previously approved by the stockholders of the Company, where such approval is necessary to satisfy applicable securities laws, the Code, or rules of any stock exchange on which the Company's Common Stock is listed:

          (1)   in any manner materially affect the eligibility requirements set forth in Sections 4.1 and 4.3, or change the definition of Employer as set forth in Section 2.12, or

          (2)   increase the number of shares of Common Stock subject to any options issued to Participants (except as provided in Sections 5.2 and 5.4).

        9.2    Termination.    The Plan will continue into effect for a term of ten years from the Effective Date unless earlier terminated by the Committee. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in Section 5.1.

        Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants' Contribution Accounts shall be distributed as soon as practicable, without interest.

ARTICLE X
MISCELLANEOUS

        10.1    Registration and Expenses.    Whether registered in book entry form or represented in certificate form as provided in Section 7.1(b), shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant's name jointly with a member of the Participant's family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant's name), (c) in a manner giving effect to the status of such shares as community property, or (d) in street name for the benefit of any of the above with a broker designated by the Participant. No other names may be included in the Common Stock registration. The Company shall pay all issue or transfer taxes with respect to the issuance of shares of such Common Stock or the initial transfer of such shares to a brokerage account designated by the Company, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or initial transfer. Once the shares have been issued to the Participant or initially transferred to such brokerage account on behalf of the Participant, the Company shall bear no expense for further transfers or sale of the shares.

        10.2    Employment Rights.    Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

        10.3    Tax Withholding.    The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant's Compensation to the extent the Administrator deems such withholding to be legally required.

        10.4    Rights Not Transferable.    Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.

        10.5    No Repurchase of Stock by Company.    The Company is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

        10.6    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except to the extent such laws are preempted by the laws of the United States.

        10.7    Indemnification.    To the extent allowable under applicable law, each member of the Committee and officers and employees of the Company shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense (including, but not limited to, attorneys fees) that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        The foregoing is hereby acknowledged as being the Stemline Therapeutics, Inc. 2015 Employee Stock Purchase Plan as adopted by the Board on April 24, 2015 for submission to the stockholders for approval on June 23, 2015.

STEMLINE THERAPEUTICS, INC.
By:	/s/ DAVID G. GIONCO
Name:	David G. Gionco
Title:	Vice President of Finance & Chief Accounting Officer

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 0234YB 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR the nominees and FOR Proposal 2 and 3. For Against Abstain 2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IMPORTANT ANNUAL MEETING INFORMATION 01 - Ivan Bergstein, M.D. (Class III) 02 - Alan Forman (Class III) 1. Election of Directors: For Withhold For Against Abstain 3. APPROVAL OF THE STEMLINE THERAPEUTICS, INC. EMPLOYEE SHARE PURCHASE PLAN 03 - J. Kevin Buchi (Class I) MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 3 8 3 5 7 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 23, 2015. Vote by Internet • Go to www.investorvote.com/STML • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2015 Annual Meeting of Shareholders Alston & Bird LLP 90 Park Avenue New York, NY 10016 Proxy Solicited by Board of Directors for Annual Meeting — Tuesday, June 23, 2015 at 10:00 A.M. EDT Ivan Bergstein and Kenneth Hoberman, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Stemline Therapeutics, Inc. to be held on Tuesday, June 23, 2015 at 10:00 a.m. EDT or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees and FOR Proposal 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Stemline Therapeutics, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

03 - J. Kevin Buchi (Class I) Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 0234ZB 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR the nominees and FOR Proposal 2 and 3. For Against Abstain 2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IMPORTANT ANNUAL MEETING INFORMATION 1. Election of Directors: For Withhold For Against Abstain 3. APPROVAL OF THE STEMLINE THERAPEUTICS, INC. EMPLOYEE SHARE PURCHASE PLAN 01 - Ivan Bergstein, M.D. (Class III) 02 - Alan Forman (Class III) MMMMMMMMMMMM 2 3 8 3 5 7 2 MMMMMMMMM

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Notice of 2015 Annual Meeting of Shareholders Alston & Bird LLP 90 Park Avenue New York, NY 10016 Proxy Solicited by Board of Directors for Annual Meeting — Tuesday, June 23, 2015 at 10:00 A.M. EDT Ivan Bergstein and Kenneth Hoberman, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Stemline Therapeutics, Inc. to be held on Tuesday, June 23, 2015 at 10:00 a.m. EDT or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees and FOR Proposal 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Stemline Therapeutics, Inc.

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000248787_1 R1.0.0.51160 STEMLINE THERAPEUTICS, INC. Annual Meeting June 23, 2015 June 23, 2015 10:00 AM EDT April 27, 2015 Alston & Bird LLP 90 Park Avenue New York, NY 10016 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . 0000248787_2 R1.0.0.51160 1. Form 10-K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 09, 2015 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000248787_3 R1.0.0.51160 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Ivan Bergstein, M.D. 02 Alan Forman 03 J. Kevin Buchi The Board of Directors recommends you vote FOR the following proposal(s): 2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 3. APPROVAL OF THE STEMLINE THERAPEUTICS, INC. EMPLOYEE SHARE PURCHASE PLAN NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000248787_4 R1.0.0.51160